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                                                                    Exhibit 10.6


(Multicurrency--Cross Border)                                   [LOGO]

                                    ISDA(R)

                  International Swap Dealers Association, Inc.

                                MASTER AGREEMENT

                            dated as of __ June 1999

Morgan Guaranty Trust Company      Westpac Securities Administration Limited
of New York                        (ACN 000 049 472) in its capacity as
------------------------------ and ---------------------------------------------
                                   trustee of the Series 1998-1G WST Trust

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: --

1.    Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2. Obligations

(a) General Conditions.

      (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

      (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

      (iii) Each obligation of each party under Section 2(a)(i) is subject to
      (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing,
      (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and
      (3) each other applicable condition precedent specified in this Agreement.


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(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) Netting. If on any date amounts would otherwise be payable: --

      (i) in the same currency; and

      (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment or any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d) Deduction or Withholding for Tax.

      (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will: --

            (1) promptly notify the other party ("Y") of such requirement;

            (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

            (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

            (4) if such Tax is an Identifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for: --

                  (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                  (B) the failure of a representation made by Y pursuant to
                  Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.


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      (ii) Liability. if: --

            (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

            (2) X does not so deduct or withhold; and

            (3) a liability resulting from such Tax is assessed directly against X,

      then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgement) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3. Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that: --

(a) Basic Representations.

      (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

      (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

      (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgement of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

      (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

      (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).


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(b) Absence of Certain Events. No Event of Default or Potential Event of Default
or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4. Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party: --

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs: --

      (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

      (ii) any other documents specified in the Schedule or any Confirmation;
      and

      (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,


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organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other part or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5. Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party: --

      (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

      (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

      (iii) Credit Support Default.

            (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

            (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

            (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

      (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

      (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
      (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

      (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however


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      described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

      (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party: --

            (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors;
            (4) institutes or has instituted against it a proceeding seeking a judgement of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgement of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets;
            (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

      (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer: --

            (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

            (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event


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Upon Merger if the event is specified pursuant to (iv) below or an Additional
Termination Event if the event is specified pursuant to (v) below: --

      (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party): --

            (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

            (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

      (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

      (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

      (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

      (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.


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6. Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b) Right to Terminate Following Termination Event.

      (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

      (ii) Transfer to Avoid Termination Event. If either an Illegality under
      Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

      If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

      Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

      (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

      (iv) Right to Terminate. If: --

            (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

            (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then

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      continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c) Effect of Designation.

      (i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

      (ii) Upon the occurrence of effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d) Calculations.

      (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

      (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

      (i) Events of Default. If the Early Termination Date results from an Event of Default: --

            (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

            (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

            (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

            Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

            (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

      (iii) Termination Events. If the Early Termination Date results from a Termination Event: --

            (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

            (2) Two Affected Parties. If there are two Affected Parties: --

                  (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                  (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

            If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

      (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

      (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7. Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: --

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8. Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9. Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) Counterparts and Confirmations.

      (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

      (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10. Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of Transaction without prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11. Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12. Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated: --

      (i) if in writing and delivered in person or by courier, on the date it is delivered;

      (ii) if sent by telex, on the date the recipient's answerback is received;

      (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

      (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

      (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13. Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified an the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably: --

      (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan an New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

      (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14. Definitions

As used in this Agreement: --

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means: --

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group or Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of: --

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

                                       Westpac Securities Administration
                                       Limited
Morgan Guaranty Trust Company          (ACN 000 049 472) in its capacity as
of New York, London Office             trustee of the Series 1999-1G Trust
-----------------------------          -----------------------------------------
      (Name of Party)                                (Name of Party)


By:                                    By:
    -------------------------              -------------------------
    Name:                                  Name:
    Title:                                 Title:
    Date:                                  Date:



Westpac Securitisation
Management Pty Limited                 Westpac Banking Corporation
(ACN 081 709 211)                      ARBIN 007 457 141
-----------------------------          -----------------------------
      (Name of Party)                        (Name of Party)


By:                                    By:
    -------------------------              -------------------------
    Name:                                  Name:
    Title:                                 Title:
    Date:                                  Date:

                                    SCHEDULE
                                     to the
                                Master Agreement

                             dated as of 13 May 1999

between MORGAN GUARANTY TRUST COMPANY OF NEW YORK, LONDON OFFICE ("PARTY A")

and WESTPAC SECURITIES ADMINISTRATION LIMITED (ACN 000 049 472) IN ITS CAPACITY AS TRUSTEE OF THE SERIES 1999-1G WST TRUST ("PARTY B")

and WESTPAC SECURITISATION MANAGEMENT PTY LIMITED (ACN 081 709 211) (the "TRUST MANAGER")

and WESTPAC BANKING CORPORATION (ARBN 007 457 141)
(the "CREDIT SUPPORT PROVIDER")



PART 1:  TERMINATION PROVISION

(a)      "SPECIFIED ENTITY" in relation to:

         (i)      Party A, is not applicable; and

         (ii)     Party B, is not applicable.

(b) (i) The following provisions of Section 5 will not apply to Party A:

                  Section 5(a)(ii)     Section 5(a)(v)     Section 5(b)(iv)
                  Section 5(a)(iii)    Section 5(a)(vi)
                  Section 5(a)(iv)     Section 5(b)(iii)

         (ii) The following provisions of Section 5 will not apply to Party B:

                  Section 5(a)(ii)     Section 5(a)(v)     Section 5(b)(iii)
                  Section 5(a)(iii)    Section 5(a)(vi)    Section 5(b)(iv)
                  Section 5(a)(iv)     Section 5(a)(viii)

         (iii) Replace Section 5(a)(i) and insert:

                  "(i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before 10.00 am on the tenth Local Business Day after notice of such failure is given to the party";

         (iv) Section 5(b)(ii) will not apply to Party A as the Affected Party (subject to Part 5(4)(ii) of this Schedule).

         (v) The "BANKRUPTCY" provisions of Section 5(a)(vii) are replaced by "An Insolvency Event (as defined in the Master Trust Deed) has occurred in respect of the party. In relation to Party A, the events described in the definition of Insolvency Event shall apply to it as if Party A were a relevant corporation referred to in that definition. The occurrence of an Insolvency Event in respect of Party B in its personal capacity will not constitute an Event of Default provided that within thirty Business Days of that occurrence, Party B procures the novation of this Agreement and all Transactions to a third party in respect of which the Designated Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the Notes and Party A agrees that it will execute such a novation agreement in standard ISDA form applicable in the A$ markets".

         (vi) The application of Section 5(b)(i) will be restricted as set out in Part 5(4) of this Schedule.

(c) The "AUTOMATIC EARLY TERMINATION" provisions in Section 6(a) will not apply to Party A nor Party B.

(d) "PAYMENT ON EARLY TERMINATION". For the purposes of Section 6(e) of this Agreement:

         (i)      Market Quotation will apply; and

         (ii) the Second Method will apply.

(e)      "TERMINATION CURRENCY" means US Dollars.

(f) "ADDITIONAL TERMINATION EVENT" means the occurrence of any of the following:

         (i) Party B is entitled to issue a notice to redeem all of the Notes (in accordance with the Conditions of the Notes) for reasons of taxation, in which case Party A shall be the Affected Party for the purposes of Section 6(b)(iv) of this Agreement and Party B shall be the Affected Party for the purposes of Section 6(e)(ii)(1) of this Agreement; or

         (ii) an Event of Default (as defined in the Security Trust Deed) occurs and an Extraordinary Resolution of the Voting Mortgagees (as defined in the Security Trust Deed) is passed directing the Security Trustee to exercise rights under clause 8 of the Security Trust Deed, in which case Party B shall be the Affected Party.

PART 2:  TAX REPRESENTATIONS

(a) PAYER TAX REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B each make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant government revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

         (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement;

         (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

         (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

         provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)      PAYEE TAX REPRESENTATIONS. For the purpose of Section 3(f) of this
         Agreement:

         Party A makes no representations with respect to Transactions for which Party A is acting through its London Office.

         Party B makes the following representation:

         It is an Australian resident and does not derive the payments under this Agreement in part or whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.

PART 3:  DOCUMENTS TO BE DELIVERED

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents as applicable:

(a)      Tax Forms, documents or certificates to be delivered are:



PARTY REQUIRED TO DELIVER DOCUMENT   FORM/DOCUMENT/                             DATE BY WHICH DOCUMENT TO BE
                                     CERTIFICATE                                DELIVERED
Party A and Party B                  Any document or certificate reasonably     As soon as reasonably practicable
                                     required or reasonably requested by a      following the earlier of (a) the
                                     party in connection with its obligations   relevant party learning that such
                                     to make a payment under this Agreement     document or certificate is
                                     which would enable that party to make the  required and (b) a request by
                                     payment free from any deduction or         other party.
                                     withholding for or on account of Tax or as
                                     would reduce the rate at which deduction or
                                     withholding for or on account of Tax is
                                     applied to that payment.


(b)      Other documents to be delivered are:



PARTY REQUIRED TO DELIVER DOCUMENT   FORM/DOCUMENT/                             DATE BY WHICH DOCUMENT TO BE
                                     CERTIFICATE                                DELIVERED
Party A and Party B                  A legal opinion as to the validity and     The date of this agreement.
                                     enforceability of that party's
                                     obligations under this Agreement in
                                     form and substance reasonably acceptable
                                     to the other party.


                                       5

Party B                              A certified copy of the Security Trust         The date of this Agreement.
                                     Deed, Master Trust Deed, Series Notice
                                     and Note Trust Deed (including Conditions
                                     of Class A and Class B Notes).

                                     For the purposes of this and the following clause a copy of a document is taken to be certified if a director or an Authorised
                                     Signatory of Party B, or a person
                                     authorised to execute this Agreement or a Confirmation on behalf of Party B or a solicitor acting for Party B has certified it to be a true and complete copy of the document of which it purports to be a copy.

Party B                              (Without limiting any obligation Party B       Promptly after any such document may have
                                     Trust Deed to notify Party A of amendments)    under the terms of the Security is entered
                                     a certified copy of any document that          into.
                                     amends in any way the terms of the Security
                                     Trust Deed




All documents delivered under this Part 3(b) are covered by Section 3(d) representation.

PART 4:  MISCELLANEOUS

(a)      ADDRESSES FOR NOTICES. For the purpose of Section 12(a) of this
         Agreement:

         PARTY A:

         Address:          Morgan Guaranty Trust Company of New York
                           London Office
                           PO Box 161
                           60 Victoria Embankment
                           London  EC4Y  OJP

         Attention:        Global Swaps Group

         Telex No:         896 631                   Answerback:  MGT-G

         Facsimile No:     0171 325 3862 or 0171 325 3863

         PARTY B:

         Address:          Level 10, 130 Pitt Street, Sydney

         Attention:        The Trustee Securitisation Manager

         Facsimile No:     02 9220 5300

         And a copy to the Trust Manager to the address provided to Party A.

(b)      PROCESS AGENT. For the purpose of Section 13(c) of this Agreement:

         Party A appoints as its Process Agent: Not applicable.

         Party B appoints as its Process Agent: Lewis Love, Jr
                                                575 Fifth Avenue
                                                39th Floor
                                                New York 10017-42
                                                Facsimile no. 0011 1 212 682 058

         The Credit Support Provider appoints as its Process Agent: WBC to advise.

(c)      OFFICES. The provisions of Section 10(a) will apply to Party A.

(d)      MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

         Party A is a Multibranch Party but will act only through its London Office. Party B is not a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is Party A (unless otherwise specified in a Confirmation in relation to the relevant Transaction).

(f)      CREDIT SUPPORT DOCUMENT.  Details of any Credit Support Document:

         (i) Party A: The 1994 ISDA Credit Support Annex attached to this Agreement and the provisions of Section 20 of this Agreement.

         (ii)     Party B:  The Security Trust Deed.

(g)      CREDIT SUPPORT PROVIDER.

         (i) In relation to Party A: Westpac Banking Corporation ARBN 007 457 141, unless:

                           (A) a Substitute Transaction becomes effective in accordance with section 21 of the Other Agreement, in which case, nil; or

                           (B) an Equivalent-Other Transaction becomes effective in accordance with section 21 of the Other Agreement, in which case the New Currency Swap Provider shall be the new "Credit Support Provider" in relation to Party A.

         (ii)     In relation to Party B. Nil.

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

(i) JURISDICTION. In the second line of section 13(b), the words ", the Credit Support Provider and the Trust Manager" are inserted after the words "each party".

(j) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will apply.

(k) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement. The words "or Affiliates" are deleted where they appear in the first paragraph of Section 6(b)(ii).

PART 5:  OTHER PROVISIONS

(1)      PAYMENTS:  In Section 2:

         (i)      In Section 2(a)(i) add the following sentence:

                           "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party";

         (ii) In Section 2(a)(ii) insert immediately after the words "freely transferable funds" the following words:

                           ", free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement),"

         (iii) Insert new paragraphs (iv) and (v) in Section 2(a) immediately after Section 2(a)(iii) as follows:

                  "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment and delivery obligations under Section 2(a)(i) and has no future payment or delivery obligations, whether absolute or contingent under Section 2(a)(i).

                  (v)      Where:

                           (1) payments are due pursuant to Section 2(a)(i) by Party A to Party B (the "PARTY A PAYMENT") and by Party B to Party A (the "PARTY B PAYMENT") on the same day then Party A's obligation to make the Party A payment will be subject to the condition precedent (which will be an "applicable condition precedent" for the purpose of Section 2(a)(iii)(3)) that Party A first receives either:

                           (2)      the Party B payment; or

                           (3) confirmation from Party B's bank that it holds irrevocable instructions to effect payment of the Party B payment and that funds are available to make that payment.";

         (iv) add the following new sentence to Section 2(b):

                  "Party B may, for example, reasonably object if the change of account would materially prejudice Noteholders including, without limitation, any prejudice arising from any liability to deduct or withhold any Tax as a result of such a change of account."

         (v) Delete the word "if" at the beginning of Section 2(d)(i)(4) and insert the following words instead:

                  "if and only if X is Party A and";

         (vi) In Section 2(d)(ii) insert the words "(if and only if Y is Party A)" after the word "then" at the beginning of the last paragraph.

         (vii) add the following new Section 2(f):

                  (f) PAYMENT INSTRUCTIONS.

                  (i) Party B authorises and instructs Party A to make payment of any amount due from Party A to Party B hereunder by paying that amount direct to the Principal Paying Agent to the account specified in writing by the Principal Paying Agent to Party A and to Party B. On payment of any such amount by Party A to the Principal Paying Agent, Party A's obligation shall be fully discharged in respect of that payment.

                  (ii) Party A authorises and instructs Party B to make payment of any amount denominated in Australian dollars due from Party B to Party A to the following account in Sydney:

                           Westpac Banking Corporation
                           Sydney Australia
                           Account No:  MGN 0010979
                           Name:  Morgan Guaranty Trust Company of New York,
                                  London

                           Further credit to the JPM Swaps Group Account 10004837 (Please send MT100 cover cable to MGT London)

                           or such other account in Sydney as is specified by Party A from time to time.

(2) ADDITIONAL REPRESENTATIONS: In Section 3 add the following immediately after paragraph (f):

         "(g) NON ASSIGNMENT. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust over (other than, in respect of Party B, the trusts created under the Master Trust Deed and the Series Notice) or given any charge over any of its rights under this Agreement or any Transaction (except in respect of Party B, for the security interest created under the Security Trust Deed).

         (h) CONTRACTING AS PRINCIPAL. Each existing Transaction has been entered into by Party A as principal and not otherwise and each existing Transaction has been entered into by Party B in its capacity as trustee of the Trust and not otherwise."

         (i) Absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that
                  Transaction:

                  (A) NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from the Trust Manager and such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. It has not received from the other party any assurance or guarantee as to the expected results of that Transaction;

                  (B) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice including the Trust Manager), and understands and accepts the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction;

                  (C) STATUS OF PARTIES. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction;

         (j)      Party B represents and warrants on a continuing basis:

                  (A) TRUST VALIDLY CREATED. The Trust has been validly created and is in existence.

                  (B) SOLE TRUSTEE. It has been validly appointed as trustee of the Trust and is presently the sole trustee of the Trust.

                  (C) NO PROCEEDINGS TO REMOVE. No notice has been given to it and to its knowledge no resolution has been passed, and no direction or notice has been given, removing it as trustee of the Trust.

                  (D) POWER. It has power to enter into this Agreement and the Credit Support Document in its capacity as trustee of the Trust.

                  (E) GOOD TITLE. It is the owner in equity of the assets of the Trust and has power to mortgage or charge them in the manner provided in the Credit Support Document, and, subject only to the Credit Support Document and any Security Interest permitted under the Credit Support Document, those assets are free of all other Security Interests.

(3)      ADDITIONAL COVENANT:  In Section 4 add a new paragraph as follows:

         "(f) CONTRACTING AS PRINCIPAL. Party A will enter into all Transactions as principal and not otherwise and Party B will enter into all Transactions in its capacity as trustee of the Trust and not otherwise".

(4)      AMENDMENT TO SECTION 6.   In section 6 make the following amendments:

         (i) Section 6(a) is amended by deleting the words "all outstanding Transactions" where they appear and inserting instead the words "THE RELEVANT SWAP TRANSACTION".

         (ii)     Add a new section 6(aa):

                  "(aa)    RESTRICTED TERMINATION RIGHTS.

                  (i) TERMINATION BY PARTY B: Party B must not designate an Early Termination Date without the prior written consent of the Note Trustee.

                  (ii) CONSULTATION REGARDING TIMING: Each Party may only designate an Early Termination Date following prior consultation with the other Party as to the timing of the Early Termination Date. Subject to its duties under the Master Trust Deed and the Series Notice, Party B may exercise any rights in its capacity as holder of the Purchased Receivables only on the instructions of the Note Trustee and only after consultation between Party A and Note Trustee. Party B may only designate an Early Termination Date at the direction of the Trust Manager.

                  (iii)    PARTY A'S LIMITED RIGHTS IN RELATION TO TAX EVENT:
                           Notwithstanding Part 1(b)(iv) of this Schedule, Party A may designate an Early Termination Date if it is an Affected Party following a Tax Event but only if the Note Trustee is satisfied that the Noteholders and Couponholders will be paid in full all principal and interest outstanding on the Notes.

                  (iv) ILLEGALITY: The parties agree that imposition by any Agency of an Australian jurisdiction of any exchange controls, restrictions or prohibitions will not constitute an Illegality for the purposes of Section 5(b)(i) and Party A will not be entitled to designate an Early Termination Date, and in those circumstances, payment by Party B in accordance with section 2(f) will continue to be proper performance of its payment obligation and Party A's obligations will be unaffected, to the extent of Party B's payments under section 2(f).

                  (v) TRANSFER WHERE PARTY B DOES NOT GROSS-UP: If any payment by Party B to Party A under this Agreement is, or is likely to be, made subject to any deduction or withholding on account of Tax, Party B will endeavour to procure the substitution as principal obligor under this Agreement in respect of each Affected Transaction of a Party B incorporated in another jurisdiction approved by Party A and the Note Trustee and in respect of which the Designated Rating Agencies confirm that the substitution will not cause a reduction or withdrawal of the rating of the Notes.

         (iii) In section 6(b)(ii), add the words "so long as the transfer in respect of that Transaction would not lead to a rating downgrade of any rated debt of Party B that is secured under the Security Trust Deed" after the words "ceases to exist" at the end of the first paragraph.

         (iv) In section 6(e), delete the sentence "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off." at the end of the first paragraph.

(5) In section 9, add the following new paragraphs:

         "(h) FURTHER ASSURANCES. Each party shall, upon request by the other party (the "REQUESTING PARTY") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires and which are within the powers of that party to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

         (i)      RECORDED CONVERSATION.  Each party:

                  (A) consents to the recording of the telephone conversations of trading and marketing personnel of that party and its Affiliates in connection with this Agreement or any potential Transaction; and

                  (B) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

         (j) ISDA DEFINITIONS: This Agreement, each Confirmation and each Transaction are subject to the 1991 ISDA Definitions (as supplemented by the 1998 Supplement to the 1991 ISDA Definitions (each as published by the International Swap and Derivatives Association, Inc.) (the "ISDA DEFINITIONS"), and will be governed in all respects by any provisions set forth in the ISDA Definitions, without regard to any amendments to the ISDA Definitions made after the date of this Agreement. The ISDA Definitions are incorporated by reference in, and shall be deemed to be part of, this Agreement and each Confirmation.

         (k) INCONSISTENCY: In the event of any inconsistency between any two or more of the following documents, they shall take precedence over each other in the following descending order:

                  (i)      any Confirmation;

                  (ii) the Schedule to the Master Agreement and "Paragraph 13 - Elections and Variables" to the ISDA Credit Support Annex (as applicable);

                  (iii)    the ISDA Definitions;

                  (iv) the printed form of ISDA Master Agreement and ISDA Credit Support Annex (as applicable)."

(6)      FACSIMILE TRANSMISSIONS:  Replace Section 12(a)(iii) with:

         "(iii) if sent by facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender within 24 hours of the facsimile being sent that the facsimile was not received in its entirety in legible form;"

(6A)     No trial by jury.  A new Section 13(e) is added:

                  "(e) NO TRIAL BY JURY. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement."

(7)  DEFINITIONS: In section 14:

         (i)      add a new paragraph:

                  "Unless otherwise defined in this Agreement, terms defined in the Security Trust Deed (either expressly or by incorporation by reference) have the same meaning where used in this Agreement."

         (ii) Insert the following definitions in its appropriate alphabetical places in Section 14:

                  "'RELEVANT SWAP TRANSACTION' means, in relation to Class A Notes, each Transaction which is a Currency Swap for Class A Notes only, and in relation to Class B Notes, each Transaction which is a Currency Swap for Class B Notes only."

                  "'SECURITY TRUST DEED' means the Series 1999-1G WST Trust Security Trust Deed dated on or about the date of this Agreement between Party B as chargor, Perpetual Trustee Company Limited as security trustee, the Trust Manager and Citibank, N.A., London Office as note trustee."

         (iii)    SWAP TRANSACTION. Any reference to a:

                  (a) "SWAP TRANSACTION" in the 1991 ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

                  (b) "TRANSACTION" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the 1991 ISDA Definitions.

         (iv) In the definition of "Market Quotation", on line 1 on page 16 of this Agreement, replace the words "been required after that date." with:

                  "been required after that date and, in respect of each Terminated Transaction which is a Relevant Swap Transaction, on the basis that the Housing Loan Principal as defined in Series Notice referred to in the Terminated Transaction will thereafter have an amortisation schedule based on a constant prepayment rate per annum ("CPR") equal to:

                  (a) [XX.X]%, if the Replacement Transaction is calculated within one year of the Effective Date of the Terminated Transaction; or

                  (b) if the Replacement Transaction is calculated later than one year after the Effective Date of the Terminated Transaction, the arithmetic mean of the following:

                           (I) the four CPRs most recently published prior to the relevant quotation on Bloomberg monitor service in respect of the Class of Notes applicable to the Terminated Transaction (based on data provided to Bloomberg by the Trust Manager);

                           (II) the forecast CPR provided to the party making the determination (or its agent) by Party A for the remaining life of the Class of Notes applicable to the Terminated Transaction;

                           (III) the forecast CPR provided to the party making the determination (or its agent) by the Credit Support Provider for the remaining life of the Class of Notes applicable to the Terminated Transaction;

                           (IV) the forecast CPR provided to the party making the determination (or its agent) by the Trust Manager for the remaining life of the Class of Notes applicable to the Terminated Transaction, without regard to the CPRs having the highest and lowest values (unless fewer than three CPRs are provided under subparagraphs (II), (III) and (IV) collectively, in which case all CPRs will be taken into account in the calculation of the arithmetic mean). For this purpose, if more than one CPR has the same highest value or lowest value, then one of such CPRs shall be disregarded.

(8)      OTHER PROVISIONS, INCLUDING CREDIT SUPPORT:
         Insert the following Sections 15, 16, 17, 18, 19, 20 and 21 after
         Section 14:

         "15.     SEGREGATION:

                  The liability of Party B under this Agreement is several and is separate in respect of each Relevant Swap Transaction. The failure of Party B to perform its obligations in respect of any Relevant Swap Transaction shall not release Party B from its obligations under this Agreement or under any other Relevant Swap Transaction in respect of any other Notes issued by Party B. Nothing in this Agreement affects the respective priority rankings of claims against the Mortgaged Property of Party B under the Security Trust Deed. Without limiting the generality of the foregoing, the provisions of this Agreement shall have effect separately and severally in respect of each Relevant Swap Transaction and shall be enforceable by or against Party B as though a separate agreement applied between Party A and Party B for each Relevant Swap Transaction, so that (among other things):

                  (i) this Agreement together with each Confirmation relating to a Relevant Swap Transaction will form a single separate agreement between Party A and Party B and references to the respective obligations (including references to payment obligations generally and in the context of provisions for the netting of payments and the calculation of amounts due on early termination) of Party A and Party B shall be construed accordingly as a several reference to each mutual set of obligations arising under each such separate agreement between Party A and Party B;

                  (ii) representations made and agreements entered into by the parties under this Agreement are made and entered separately and severally by Party B in respect of each Relevant Swap Transaction and may be enforced by Party B against Party A separately and severally in respect of each Relevant Swap Transaction;

                  (iii) rights of termination, and obligations and entitlements consequent upon termination, only accrue to Party A against Party B separately and severally in respect of each Relevant Swap Transaction, and only accrue to Party B against Party A separately and severally in respect of each Relevant Swap Transaction; and

                  (iv) the occurrence of an Event of Default or Termination Event in respect of a Relevant Swap Transaction does not in itself constitute an Event of Default or Termination Event in respect of any other Relevant Swap Transaction."

         16.      RECOURSE

                  Party B enters into this Agreement in its capacity as Trustee of the Trust, and Clause 3.3(b) of the Series Notice applies to this Agreement as if set out in full. Clause 16 of the Security Trust Deed shall apply to govern Party A's priority to moneys received from the sale of Assets or other enforcement of the Charge under the Security Trust Deed.

                  This Section 16:

                  (i) applies even though any other provision of this Agreement is not made subject to it; and

                  (ii) overrides any other provision of this Agreement which is inconsistent with it.

         17.      THE TRUST MANAGER

                  Party A acknowledges that the Trust Manager will, at the request of Party B, perform the day to day management of the Trust on the terms and conditions of the Master Trust Deed and Series Notice. Unless expressly advised to the contrary in writing by Party B from time to time, any rights or obligations of Party B under this Agreement may be exercised or satisfied (as the case may be) by the Trust Manager on behalf of Party B and Party A is not obliged to enquire as to the authority of the Trust Manager to take such action on behalf of Party B. Except where the context otherwise requires, references in this Agreement to a "party" to this Agreement are to Party A or Party B.

         18.      TRUST DEED

                  The parties acknowledge and agree that, for the purposes of the Master Trust Deed and the Trust Documents, this Agreement is a "Hedge Agreement" and Party A is a "Swap Provider" and "Support Facility Provider".

         19.      REPLACEMENT CURRENCY SWAP

                  (a) If this Agreement is terminated, Party B may, at the direction of the Trust Manager, enter into one or more currency swaps which replace the Transactions under this Agreement (collectively a "Replacement Currency Swap") but only on the condition that the Settlement Amount payable (if any) by Party B to Party A upon termination of this Agreement will be paid in full when due in accordance with the Series Notice and this Agreement.

                  (b) If the condition in section 19(a) is satisfied, Party B may enter into the Replacement Currency Swap and if it does so it must direct the Replacement Currency Swap provider to pay any upfront premium to enter into the Replacement Currency Swap due to Party B directly to Party A in satisfaction of and to the extent of Party B's obligation to pay the Settlement Amount to Party A as referred to in section 19(a), and to the extent that such premium is not greater than or equal to the Settlement Amount, the balance may be satisfied by Party B as a Trust Expense (as defined in the Series Notice).

                  (c)      The obligations of Party B (and the rights of Party
                           A) under this section 19 constitute separate and independent obligations of Party B (and rights of Party A) and shall survive the termination of this Agreement.

                  (d) If a Settlement Amount is payable by Party A to Party B upon termination of this Agreement, Party B may direct Party A to pay all or part of that amount (but not any greater amount) to the extent required to the Replacement Currency Swap provider in satisfaction of and to the extent of Party B's obligation to pay any upfront premium to the Replacement Currency Swap provider to enter into the Replacement Currency Swap.

         20.      CREDIT SUPPORT

                  (a) In consideration of Party B entering into an agreement on the same material terms as this Agreement with the Credit Support Provider (the "Other Agreement") and Transactions under the Other Agreement on the same material economic terms as Transactions under this Agreement, the Credit Support Provider hereby unconditionally guarantees to Party B the payment by Party A of moneys which are payable by Party A under a Relevant Swap Transaction (on terms set out in this Agreement and in the Confirmation for that Relevant Swap Transaction) (the "Payable Moneys") to Party B in the event that Party A defaults in the payment of those Payable Moneys.

                  (b) If Party B has not been, or Party A reasonably expects that Party B is not going to be, paid all or any part of the presently payable Payable Moneys by Party A, then Party A or Party B may by notice to the Credit Support Provider demand payment of the Payable Moneys in respect of which demand is being made. The Credit Support Provider's obligations to pay, within the applicable grace period, the presently payable Payable Moneys which have not been paid by Party A shall not, however, be conditional upon the Credit Support Provider receiving such notice of demand.

                  (c) The Credit Support Provider agrees that it will not, unless and until all the present and prospective Payable Moneys have been paid, exercise any rights of subrogation which it may acquire due to its payment of Payable Moneys under section 20(a).

                  (d) All payments by the Credit Support Provider shall be made in the currency in which the Payable Moneys are denominated.

                  (e) Party B agrees that, without affecting its rights under clause 21, to the extent that the Credit Support Provider pays the Payable Moneys and thereby avoids or remedies a default by Party A, Party B shall not be entitled to designate an Early Termination Date in respect of that default by Party A, and such a payment by the Credit Support Provider shall be deemed to be an "actual payment" as referred to in line 6 of section 2(e) of this Agreement.

                  (f) The provisions of this section 20 shall constitute irrevocable obligations of the Credit Support Provider until a notice of revocation is served by the Credit Support Provider on Party B, but such a notice cannot and shall not be served without the prior written consent of Party A, the Note Trustee and the Trust Manager in consultation with the Designated Rating Agencies.

         21.      CREDIT SUPPORT PROVIDER TRANSACTIONS

                  (a) The Credit Support Provider may give a Substitution Notice to Party B specifying a Transaction which shall be substituted under this Section 21 (a "Replaced Transaction"), but only on the condition that a Credit Event has occurred in respect of Party A.

                  (b) If the Credit Support Provider gives a Substitution Notice under paragraph 21(a), then either:

                           (i) a Substitute Transaction shall become effective and the Effective Date shall be the date specified in the Substitution Notice; or

                           (ii)     both:

                                    (A)     Party B, the Credit Support Provider
                                            and the Trust Manager must enter
                                            into an Equivalent Transaction with
                                            a suitably rated counterparty
                                            procured by the Credit Support
                                            Provider and accepted by Party B,
                                            the Trust Manager and the Note
                                            Trustee (the "New Currency Swap
                                            Provider") and the Effective Date
                                            shall be the date specified in the
                                            Substitution Notice as the Effective
                                            Date for the Equivalent-Other
                                            Transaction; and

                                    (B)     an Equivalent-Other Transaction
                                            shall become effective and the
                                            Effective Date shall be the date
                                            specified in the Substitution
                                            Notice. The New Currency Swap
                                            Provider must sign, and Party B, the
                                            Credit Support Provider and the
                                            Trust Manager must countersign, an
                                            accession as provided for in the
                                            Confirmation for the
                                            Equivalent-Other Transaction.

                           For the avoidance of doubt, if the Substitution Notice specifies that either the Transaction under paragraph (b)(i) or the Transactions under paragraphs
                           (b)(ii)(A) and (B) shall become effective as alternatives, and if a suitably rated counterparty is not procured by the Credit Support Provider under paragraph (b)(ii)(A), the Substitute Transaction must become effective in accordance with paragraph (b)(i).

                  (c) On the date on which the Transactions become effective in accordance with a Substitution Notice under either paragraph (b)(i) or (b)(ii):

                           (i)      the Replaced Transaction shall terminate;
                                    and

                           (ii)     the Other Transaction shall terminate.

                  (d) No Settlement Amount or other amount under section 6 or section 11 shall be payable by, or to, Party B (as the case may be) upon the termination of the Transactions under paragraphs (c)(i) and (ii), because the Transactions specified in paragraphs
                           (b)(i), or (b)(ii)(A) and (B), as the case may be, shall have the effect of preserving for Party B the economic equivalent of the payments under the Transactions which are being terminated.

                  (e) Definitions. For the purposes of this Section 21:

                           "Credit Event" means, in relation to Party A, the occurrence at any time of any of the following events with respect to Party A:

                           (i)(A) failure by Party A to make, when due, any payment under the Replaced Transaction required to be made by it if such failure is not remedied on or before the tenth local Business Day after notice of such failure is given to Party A; and

                               (B) On any day on which a failure by Party A under paragraph (e)(i)(A) is subsisting:

                                    (I)   the Market Value of a floating rate
                                          Reference Obligation is below the
                                          Initial Price of such by more than the
                                          Price Decline Requirement;

                                    (II)  the sum of the Market Value of a fixed
                                          rate Reference Obligation and the
                                          Interest Rate Adjustment Amount of
                                          such is below the Initial Price of
                                          such by more than the Price Decline
                                          Requirement; or

                                    (III) the occurrence with respect to Party A
                                          of an event specified in paragraph
                                          7(i) of the Credit Support Annex
                                          attached to this Agreement.

                                          For the purposes of this paragraph
                                          (e)(i)(B), "Market Value", "Reference
                                          Obligation", "Initial Price", "Price
                                          Decline Requirement" and "Interest
                                          Rate Adjustment Amount" shall have the
                                          meanings given in the Confirmation for
                                          the Replaced Transaction; or

                           (ii) the occurrence of (A) a default, event of default or other similar condition or event (however described) in respect of Party A under one or more agreements or instruments relating to Specified Indebtedness of Party A in an aggregate amount of not less than the applicable Threshold Amount which has resulted in the Specified Indebtedness becoming due and payable under such agreements or instruments before it would otherwise have been due and payable, or (B) a default by Party A in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period).

                                    For the purposes of this paragraph (e)(ii), "Specified Indebtedness" and "Threshold Amount" shall have the meanings given in the Confirmation for the Replaced Transaction; or

                           (iii) the occurrence with respect to Party A of an event specified in Section 5(a)(vii)(1) to
                                    (9) inclusive; or

                           (iv) the occurrence with respect to Party A of an event specified in Section 5(b)(i)(1); or

                           (v) the occurrence with respect to Party A (and not the Credit Support Provider) of an event specified in Section 5(a)(viii);

                           "Equivalent Transaction" means a Transaction governed by a new agreement on the same material terms as this Agreement and on the same material economic terms as the Replaced Transaction, and with the same Trade Date as the Replaced Transaction, except that:

                           (i) the New Currency Swap Provider is designated as "Party A";

                           (ii) the Credit Support Provider is designated as the new "Credit Support Provider" in relation to Party A;

                           (iii) the "Effective Date" is as specified in the relevant Confirmation for that Transaction, being the same date as that specified in the Substitution Notice as the Effective Date for the Equivalent-Other Transaction; and

                           (iv) no Initial Exchanges are payable under the Transaction.

                           "Equivalent-Other Transaction" means a Transaction governed by the Other Agreement and on the same material economic terms as the Other Transaction and with the same Trade Date as the Replaced Transaction, except that:

                           (i) the Credit Support Provider is designated as the new Party A;

                           (ii) the New Currency Swap Provider is designated as the new "Credit Support Provider" in relation to Party A;

                           (iii) the "Effective Date" is as specified in the relevant Substitution Notice; and

                           (iv) no Initial Exchanges are payable under the Transaction.

                           "New Currency Swap Provider" has the meaning given in paragraph (b)(ii)(A);

                           "Other Agreement" has the meaning given in section
                           20;

                           "Other Transaction" means the Transaction governed by the Other Agreement and on the same economic terms as the Replaced Transaction, with the same Trade Date as the Replaced Transaction, and as specified as such in the relevant Substitution Notice;

                           "Replaced Transaction" means the Transaction governed by this Agreement, and specified as such in the relevant Substitution Notice, as referred to in section 21(a);

                           "Substitute Transaction" means a Transaction governed by the Other Agreement, and on the same economic terms as the Other Transaction and with the same Trade Date as the Replaced Transaction, except that:

                           (i) no party is designated as a "Credit Support Provider";

                           (ii) the Effective Date is as specified in the relevant Substitution Notice;

                           (iii) the Notional Amounts applicable to the Floating Amounts payable by the respective parties under the Transaction are the same as the Notional Amounts applicable to the Floating Amounts payable by the respective parties under the Replaced Transaction except that the references to "fifty (50) percent" are substituted by references to "one hundred (100) percent";

                           (iv)     no Initial Exchanges are payable; and

                           (v)      no "Credit Support Provider Provisions"
                                    apply.

                           "Substitution Notice" means an irrevocable notice in writing from the Credit Support Provider to Party B and the Trust Manager, which may be delivered between
                           9.00 am and 4.00 pm in Sydney on a Business Day in accordance with section 12, and which:

                           (i)      describes the occurrence of a Credit Event;

                           (ii)     specifies the Effective Date for an
                                    Equivalent-Other Transaction or for a
                                    Substitute Transaction (or for either
                                    Transactions under Section 21(b)(i) or
                                    21(b)(ii), as alternatives) and specifies the proposed New Currency Swap Provider and, if an Equivalent-Other Transaction is specified, the terms of the Equivalent Transaction (by attaching a proposed Confirmation for the Equivalent Transaction); and

                           (iii) confirms that the Termination Date for the Replaced Transaction and the Other Transaction shall be the Effective Date for the Transactions in either paragraphs
                                    (b)(i), or (b)(ii)(A) and (B), as the case may be.

                  (f) Section 21 and any related provision in a Confirmation (the "Substitution Provisions") shall not amend, or affect the operation of, any other provision in this Agreement, except to the extent, if any, expressly provided by the Substitution Provisions. For the avoidance of doubt and without limitation, the Substitution Provisions shall not amend, or affect the operation of, the provisions of the Credit Support Annex, sections 15 to 20 inclusive, and provisions in this Agreement which specify certain events as Events of Default or Termination Events.

(Bilateral Form)                 (ISDA Agreements Subject to New York Law Only)

                          ISDA-Registered Trademark-
            International Swaps and Derivatives Association, Inc.
                             CREDIT SUPPORT ANNEX
                             to the Schedule to the
                             ISDA MASTER AGREEMENT
                             ---------------------

                   dated as of
                              ---------------------------
                                                     WESTPAC SECURITIES
MORGAN GUARANTY                               between ADMINISTRATION LIMITED
TRUST COMPANY OF                                     AS TRUSTEE OF THE
NEW YORK                           and            SERIES 1999-1G WST TRUST
------------------------------              ----------------------------------
        ("Party A")                                      ("Party B")


This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows--

PARAGRAPH 1.  INTERPRETATION

(a) DEFINITIONS AND INCONSISTENCY. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex. Paragraph 13 will prevail.

(b) SECURED PARTY AND PLEDGOR. All references in this Annex to the "Secured Party" will be to either party when acting in that capacity and all corresponding references to the "Pledgor" will be to the other party when acting in that capacity; PROVIDED, HOWEVER, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support of that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

PARAGRAPH 2.  SECURITY INTEREST

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.


   Copyright-C- 1994 by International Swaps and Derivatives Association, Inc.

PARAGRAPH 3.  CREDIT SUPPORT OBLIGATIONS

(a) DELIVERY AMOUNT. Subject to Paragraphs 4 and 5, upon a demand made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor's Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "DELIVERY AMOUNT" applicable to the Pledgor for any Valuation Date will equal the amount by which:

    (i) the Credit Support Amount

    exceeds

    (ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b) RETURN AMOUNT. Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Secured Party's Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "RETURN AMOUNT" applicable to the Secured Party for any Valuation Date will equal the amount by which:

    (i) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

    (ii) the Credit Support Amount.

"CREDIT SUPPORT AMOUNT" means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party's Exposure for that Valuation Date plus (ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor's Threshold; PROVIDED, HOWEVER, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

PARAGRAPH 4.  CONDITIONS PRECEDENT, TRANSFER TIMING, CALCULATIONS AND
              SUBSTITUTIONS

(a) CONDITIONS PRECEDENT. Each Transfer obligation of the Pledgor under Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3.4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

    (i) no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and

    (ii) no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b) TRANSFER TIMING. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c) CALCULATIONS. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

(d) SUBSTITUTIONS.

    (i) Unless otherwise specified in Paragraph 13, upon notice to the Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Party substitute Eligible Credit Support (the "Substitute Credit Support"); and

    (ii) subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the "Substitution Date"); PROVIDED that the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

PARAGRAPH 5.  DISPUTE RESOLUTION

If a party (a "Disputing Party") disputes (1) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (1) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

    (i) In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

         (A) utilizing any calculations of Exposure for the Transactions
         (or Swap Transactions) that the parties have agreed are not in dispute;

         (B) calculating the Exposure for the Transactions (or Swap Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained:
         PROVIDED that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent's original calculations will be used for that Transaction (or Swap Transaction); and

         (C) utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

    (ii) In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.

PARAGRAPH 6.  HOLDING AND USING POSTED COLLATERAL

(a) CARE OF POSTED COLLATERAL. Without limiting the Secured Party's rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights persisting thereto.

(b) ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

    (i) GENERAL. Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a "Custodian") to hold Posted Collateral for the Secured Party. Upon notice by the Secured Party to the Pledgor of the appointment of a Custodian, the Pledgor's obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

    (ii) FAILURE TO SATISFY CONDITIONS. If the Secured Party or its Custodian fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five Local Business Days after the demand, Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

    (iii) LIABILITY. The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c) USE OF POSTED COLLATERAL. Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d)(ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

    (i) sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and

    (ii) register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee of either.

For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d) DISTRIBUTIONS AND INTEREST AMOUNT.

    (i) DISTRIBUTIONS. Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

    (ii) INTEREST AMOUNT. Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

PARAGRAPH 7.  EVENTS OF DEFAULT

For purposes of Section 5(a)(iii)(1) of this Agreement, an Event of Default will exist with respect to a party if:

    (i) that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral, Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

    (ii) that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

    (iii) that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

PARAGRAPH 8.  CERTAIN RIGHTS AND REMEDIES

(a) SECURED PARTY'S RIGHTS AND REMEDIES. If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

    (i) all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

    (ii) any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

    (iii) the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

    (iv) the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured
    Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.

(b) PLEDGOR'S RIGHTS AND REMEDIES. If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(c) of this Agreement):

    (i) the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured Party;

    (ii) the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

    (iii) the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor; and

    (iv) to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

         (A) Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

         (B) to the extent that the Pledgor does not Set-off under (iv)(A) above, withhold payments of any remaining amounts payable by the Pledgor with respect to any Obligations up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

(c) DEFICIENCIES AND EXCESS PROCEEDS. The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation. Set-off and or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation. Set-off and/or application under Paragraphs 8(a) and 8(b).

(d) FINAL RETURNS. When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

PARAGRAPH 9.  REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

    (i) it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien.

    (ii) it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral it Transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

    (iii) upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

    (iv) the performance by its other obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.

PARAGRAPH 10.  EXPENSES

(a) GENERAL. Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable for any costs and expenses incurred by the other party in connection herewith.

(b) POSTED CREDIT SUPPORT. The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party's rights under Paragraph 6(c).

(c) LIQUIDATION/APPLICATION OF POSTED CREDIT SUPPORT. All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

PARAGRAPH 11.  MISCELLANEOUS

(a) DEFAULT INTEREST. A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) FURTHER ASSURANCES. Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex, with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c) FURTHER PROTECTION. The Pledgor will promptly give notice to the Secured Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party's rights under Paragraph 6(c).

(d) GOOD FAITH AND COMMERCIALLY REASONABLE MANNER. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e) DEMANDS AND NOTICES. All demands and notices made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f) SPECIFICATIONS OF CERTAIN MATTERS. Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.

PARAGRAPH 12.  DEFINITIONS

As used in this Annex:--

"CASH" means the lawful currency of the United States of America.

"CREDIT SUPPORT AMOUNT" has the meaning specified in Paragraph 3.

"CUSTODIAN" has the meaning specified in Paragraphs 6(b))i) and 13.

"DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a).

"DISPUTING PARTY" has the meaning specified in Paragraph 5.

"DISTRIBUTIONS" means with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect hereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c). Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

"ELIGIBLE COLLATERAL" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"ELIGIBLE CREDIT SUPPORT" means Eligible Collateral and Other Eligible
Support.

"EXPOSURE" means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to
Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; PROVIDED that Market Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"INDEPENDENT AMOUNT" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"INTEREST AMOUNT" means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

    (x) the amount of that Cash on that day; multiplied by

    (y) the Interest Rate in effect for that day; divided by

    (z) 360.

"INTEREST PERIOD" means the period from (and including) the last Local Business Day on which an Interest Amount was Transferred (or, if no Interest Amount has yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

"INTEREST RATE" means the rate specified in Paragraph 13.

"LOCAL BUSINESS DAY" unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a Transfer under the Annex.

"MINIMUM TRANSFER AMOUNT" means, with respect to a party, the amount specified as much for that party in Paragraph 13: if no amount is specified, zero.

"NOTIFICATION TIME" has the meaning specified in Paragraph 13.

"OBLIGATIONS" means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

"OTHER ELIGIBLE SUPPORT" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"OTHER POSTED SUPPORT" means all Other Eligible Support Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

"PLEDGOR" means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

"POSTED COLLATERAL" means all Eligible Collateral, other property, Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the Secured Party under Paragraph 8. Any Interest Amount or portion thereof not Transferred pursuant to Paragraph 6(d)(ii) will constitute Posted Collateral in the form of Cash.

"POSTED CREDIT SUPPORT" means Posted Collateral and Other Posted Support.

"RECALCULATION DATE" means the Valuation Date that gives rise to the dispute under Paragraph 5; PROVIDED, HOWEVER, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the "Recalculation Date" means the most recent Valuation Date under Paragraph 3.

"RESOLUTION TIME" has the meaning specified in Paragraph 13.

"RETURN AMOUNT" has the meaning specified in Paragraph 3(b).

"SECURED PARTY" means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

"SPECIFIED CONDITION" means, with respect to a party, any event specified as such for the party in Paragraph 13.

"SUBSTITUTE CREDIT SUPPORT" has the meaning specified in Paragraph 4(d)(i).

"SUBSTITUTION DATE" has the meanings specified in Paragraph 4(d)(ii).

"THRESHOLD" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"TRANSFER" means, with respect to any Eligible Credit Support, Posted Credit Support or Interest Amount, and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

    (i) in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

    (ii) in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

    (iii) in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository, institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

    (iv) in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.

"VALUATION AGENT" has the meaning specified in Paragraph 13.

"VALUATION DUE" means each date specified in or otherwise determined pursuant to Paragraph 13.

"VALUATION PERCENTAGE" means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

"VALUATION TIME" has the meaning specified in Paragraph 13.

"VALUE" means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of dispute, with respect to:
    (i) Eligible Collateral or Posted Collateral that is:

         (A) Cash, the amount thereof; and

         (B) a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

    (ii) Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

    (iii) Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

13.  Elections and Variables

     (a)   SECURITY INTEREST FOR "OBLIGATIONS"

           The term "Obligations" as used in this Annex does not include any additional obligations. For the avoidance of doubt, in respect of the Obligations which are specified in the Relevant Swap Transactions, any assumptions made for the purposes of calculating the Peak Exposure in Paragraph 13(b)(i) or the Benefit Exposure in Paragraph 13(b)(iv)(A) must not be applied or otherwise taken into account for the purpose of calculating the Obligations, since those assumptions are theoretical only and do not accurately reflect any actual Obligations.

     (b)   CREDIT SUPPORT OBLIGATIONS

           (i)   DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT

                  "DELIVERY AMOUNT" and "RETURN AMOUNT" each has the meaning specified in Paragraph 3.

                  "CREDIT SUPPORT AMOUNT" means, for any Valuation Date:

                 (A)     (I)   with respect to Party A as the Secured Party,
                               Party A's Exposure for that Valuation Date; or

                         (II) with respect to Party B as the Secured Party, the Peak Exposure for that Valuation Date; plus

                 (B) the aggregate of all Independent Amounts applicable to the Pledgor, if any; minus

                 (C) all Independent Amounts applicable to the Secured Party, if any; minus

                 (D)     the Pledgor's Threshold,

                 provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

                 "PEAK EXPOSURE" means the amount equal to Party B's maximum credit exposure in respect of a Replacement Transaction entered into on a date one month after the Valuation Date, calculated by the Valuation Agent using its swap credit exposure methodology to the Confidence Interval, as that methodology is updated to reflect, without limitation, the levels of volatility current as at the Valuation Time for the differential between USD-LIBOR-BBA and AUD-BBR-BBSW (each rate with a Designated Maturity of three months) and the A$-US$ forward exchange rates, and assuming that from that Valuation
                 Date:

                         (I) the remaining term of the Relevant Swap Transaction is calculated on the basis that the Termination Date is a date, no later than 31 years after the Effective Date of the first

                               Transaction in respect of the Notes, calculated by applying the assumptions specified in subparagraph (II) below;

                         (II) the Floating Rate Payer Amounts and Exchange Amounts are calculated on the basis that the Housing Loan Principal has an amortisation schedule based on a constant prepayment rate of 10% per annum thereafter, as each of those terms are defined for the Relevant Swap Transaction or in the Series Notice applicable to the Relevant Swap Transaction.

                          "CONFIDENCE INTERVAL" shall be calculated on the relevant Valuation Date according to the Joint Rating (as defined below) as the case may be, as follows:

                         JOINT RATING                            Confidence
                                                                 Interval

                         A1 (Moody's) and                        95%
                         A+ (S&P) and
                         A+ (Fitch)

                         A2 (Moody's) and                        97%
                         A  (S&P) and
                         A  (Fitch)

                         A3 (Moody's) and                        99%
                         A- (S&P) and
                         A- (Fitch)



           (ii) ELIGIBLE COLLATERAL. The following items will qualify as "Eligible Collateral" for Party A:

                                                                              Valuation
                                                                              Percentage

                 (A)     negotiable debt obligations issued by the
                         U.S. Treasury Department having a remaining
                         maturity of not more than one year
                         ("Treasury Bills")                                     98%

                 (B)     negotiable debt obligations issued by the
                         U.S. Treasury Department having a remaining
                         maturity of more than one year but not more
                         than five years
                         ("Treasury Notes")                                     95%

                 (C) negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity of more than five years


                         but not more than ten years ("Treasury Notes")         93%

                 (D)     negotiable debt obligations issued by the
                         U.S. Treasury Department having a remaining
                         maturity of more than ten years ("Treasury
                         Bonds")                                                90%

                 (E)     Other: Agency Securities having a remaining
                         maturity of not more than one year                     97%


                         Agency Securities having a remaining
                         maturity of more than one year but not
                         more than five years                                   94%

                         Agency Securities having a remaining
                         maturity of more than five years but not
                         more than ten years                                    92%

                         Agency Securities having a remaining
                         maturity of more than ten years.                       89%


           "AGENCY SECURITIES" means negotiable debt obligations which are fully guaranteed as to both principal and interest by the Federal National Mortgage Association, the Government National Mortgage Corporation or the Federal Home Loan Mortgage Corporation, but exclude: (i) interest only and principal only securities; and
                (ii) Collateralized Mortgage Obligations, Real Estate Mortgage Investment Conduits and similar derivative securities.
                (iii)       OTHER ELIGIBLE SUPPORT

                Not applicable.

          (iv)  THRESHOLDS

                (A) "INDEPENDENT AMOUNT" means with respect to Party A, the
                    Additional Spread.

                    "ADDITIONAL SPREAD" represents the excess of Party B's Benefit Exposure over Party B's Exposure, as calculated on the same Valuation Date according to the Joint Rating (as defined below) as the case may be, as follows:

                    Joint Rating                               Additional
                                                               Spread

                    A1 (Moody's) and                           0.15%
                    A+ (S&P) and
                    A+ (Fitch)

                    A2 (Moody's) and                           0.20%
                    A  (S&P) and
                    A  (Fitch)

                    A3 (Moody's) and                           0.25%
                    A- (S&P) and
                    A- (Fitch)

                    "BENEFIT EXPOSURE" means the amount equal to Party B's Exposure, except calculated on the basis that:

                    (I) the Additional Spread is added to the spread on the US$ side of the Replacement Transaction; and

                    (II) the remaining term and the Floating Rate Payer Amounts and Exchange Amounts for the Replacement Transaction are calculated by applying the assumptions specified in subparagraphs (I) and (II) of the definition of Peak Exposure in paragraph 13(b)(i) above.

                    For the avoidance of doubt, the Additional Spread is intended to represent a maximum additional bid/offer spread of 15, 20 or 25 swap points (as the case may be) running payable if the bid/offer swap rates quoted to the Secured Party were adjusted from market rates to the benefit of the Reference Market-makers.

                    "INDEPENDENT AMOUNT" means with respect to Party B: Zero.

                (B) "THRESHOLD"

                    With respect to Party A:

                    (I) if the highest possible jointly supported credit rating that can be assigned to senior long term debt jointly supported by Party A and the Credit Support Provider by Moody's Investors Service Inc ("MOODY'S") Standard & Poor's Ratings Group ("S&P") and Fitch IBCA Inc. ("FITCH") in accordance with Moody's , S&P's and Fitch's respective approaches to jointly supported obligations and after taking into consideration the nature of the Replacement Transaction (the "JOINT RATING"), is lower than Aa3 (Moody's), AA-(S&P) or AA-(Fitch) (or, in the case of no Credit Support Provider providing any credit support obligations, if the credit rating assigned to Party A's senior long term debt is lower than Aa3 (Moody's), AA-(S&P) or AA-(Fitch) ) and any Notes rated Aaa by Moody's, AAA by S&P and AAA by Fitch are outstanding at that Valuation Date, then zero; or

                    (II)   in all other cases, infinity.

                    With respect to Party B: infinity.

                    If either Moody's, S&P or Fitch ceases to be in the business of rating debt securities and such business is not continued by a successor or assign of such entity (the "DISCONTINUED AGENCY"), the parties may jointly select a nationally recognised credit rating agency in substitution thereof and agree on the rating level issued by such substitute agency that is equivalent to the ratings specified herein of the Discontinued Agency, whereupon such substitute agency and equivalent rating shall replace the Discontinued Agency and the rating level thereof for purposes of this Agreement.

                (C) "MINIMUM TRANSFER AMOUNT" means with respect to both Party A and Party B: US$100,000.

                (D) ROUNDING. The Delivery Amount and the Return Amount will be rounded to the nearest integral multiple of US$10,000.

    (c)  VALUATION AND TIMING

         (i)   "VALUATION AGENT"  means

               (A) both Party A and the Credit Support Provider, and the higher of the valuation amounts of the two parties shall apply. The valuation amount calculated by Party A and the Credit Support Provider shall be audited by the parties' respective internal auditors on a monthly basis for three months after the inaugural Posted Collateral, and on an annual basis thereafter; or

               (B) if there is no Credit Support Provider, two independent parties appointed by Party A, and the average of the valuation amounts calculated by the two independent parties shall apply.

         (ii)  "VALUATION DATE" means the last Local Business Day of each week.:

         (iii) "VALUATION TIME" means the close of business on the Local Business Day before the Valuation Date; PROVIDED that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

         (iv)  "NOTIFICATION TIME" means 11:00 am on a Local Business Day.

    (d)  CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES

         There are no "SPECIFIED CONDITIONS" applicable to Party A and Party B.

    (e)  SUBSTITUTION

         (i)   "SUBSTITUTION DATE" has the meaning specified in paragraph
               4(d)(ii).

         (ii)  CONSENT. Not applicable.

    (f)  DISPUTE RESOLUTION

         (i) "RESOLUTION TIME"" means 11:00 am on the Local Business Day following the date on which the notice is given that gives rise to a dispute under paragraph 5.

         (ii)  "VALUE". Not applicable.

         (iii) "ALTERNATIVE". The provisions of Paragraph 5 will apply.

    (g)  HOLDING AND USING POSTED COLLATERAL

         (i)   ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS.

               Party A: Not Applicable.

               Party B is not entitled to hold Posted Collateral; it must appoint a Custodian to hold Posted Collateral on its behalf, pursuant to paragraph

                 6(b); PROVIDED that the following conditions applicable to Party B are satisfied:

                 (A) Party B is not a Defaulting Party;

                 (B) Party B's Custodian will always be the Principal Paying
                     Agent of the Notes (in respect of the Relevant Swap Transaction), unless that party is Party A; and

                 (C) if the Principal Paying Agent of the Notes (in respect of the Relevant Swap Transaction) is Party A, then Party B must appoint a Custodian which is a Bank (as defined in the Federal Deposit Insurance Act, as amended) outside Australia, whose rating (with respect to its long term unsecured, unsubordinated indebtedness) is at all times at least Aa2 by Moody's, and Party B must notify Party A in writing of this appointment and of the relevant account for Paragraph 13(l).

                 (D) Posted Collateral may only be held in one or more accounts in the United States and any account established by Party B's Custodian to hold Posted Collateral shall be established and maintained for the sole purpose of receiving deliveries of and holding Posted Collateral. Separate accounts must be established and maintained in respect of Posted Collateral transferred to Party B's Custodian by Party A and the Credit Support Provider respectively.

           (ii) USE OF POSTED COLLATERAL. The provisions of paragraph 6(c) will not apply to Party B and its Custodian. Party B's Custodian will permit Party B to secure Party B's obligations under the relevant Notes by granting to the Security Trustee (as defined in the Schedule to this Agreement) a mortgage or other security over Party B's rights in relation to the Posted Collateral, but subject to Paragraph 11(m)(viii) of this Annex.

      (h)  DISTRIBUTIONS AND INTEREST AMOUNT

           "INTEREST RATE", TRANSFER OF INTEREST AMOUNT, and ALTERNATIVE TO INTEREST AMOUNT are not applicable.

      (i)  ADDITIONAL REPRESENTATION(S).  NONE.

      (j)  OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT

           "VALUE" and "TRANSFER" with respect to Other Eligible Support and Other Posted Support means: not applicable.

      (k)  DEMANDS AND NOTICES

           All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement; PROVIDED, that any such demand, specification or notice may be made by telephone ("TELEPHONE NOTICE") between duly authorised employees of each party if such Telephone Notice is confirmed by a subsequent written instruction (which may be delivered via facsimile) by the close of business of the same day that such Telephone Notice is given.

      (l)  ADDRESSES FOR TRANSFERS

           Party A: Party A to specify account for returns of collateral, subject to paragraph 13(x) below.

           Party B:    Party B must notify Party A of its Custodian's account.

      (m)  OTHER PROVISIONS

           (i)   Paragraph 4(b) of the Annex is replaced by the following:

                 "(b) TRANSFER TIMING. Subject to Paragraph 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made within one Local Business Day of receipt of the demand; if a demand is made after the Notification Time, then the relevant Transfer will be made within two Local Business Days of receipt of the demand.

           (ii)  LOCAL BUSINESS DAY

                 Unless otherwise specified in the Schedule, the place is London, New York and Sydney.

           (iii) PARTY B'S EXPOSURE

                 In calculating the amounts of Party B's Exposure, Peak Exposure and Benefit Exposure under Paragraphs 12, and 13(b)(i) and 13(b)(iv)(A) respectively, the Valuation Agent must:

                 (A) include all Transactions (or any cashflows under any Transaction) which correspond with amounts payable on the Relevant Reset Date by Party B's Principal Paying Agent in respect of Class A Notes which are then rated by Moody's, S&P and/or Fitch with a higher rating than the then Joint Rating (or in the case of no Credit Support Provider having any credit support obligations, the then rating of Party A's senior long term debt); and

                 (B) exclude all Transactions (or any cashflows under any Transaction) which do not correspond with amounts payable on the Relevant Reset Date by Party B's Principal Paying Agent in respect of Class A Notes which are then rated by Moody's, S&P and/or Fitch with the same or lower rating than the then Joint Rating (or in the case of no Credit Support Provider having any credit support obligations, the then rating of Party A's senior long term debt); and

                 (C) calculate the Peak Exposure such that it shall not be less than the Party B's Exposure plus the US$ Equivalent of 2.5% of the most recently applicable Housing Loan Principal as at the relevant Valuation Date. The "US$ Equivalent" has the meaning given in the Series Notice applicable to the Class A Notes.

                 For the purposes of this Paragraph (m)(iii), "Relevant Reset Date" means:

                  (C) if a Reset Date occurs on the relevant Valuation Date, then that Valuation Date; or

                  (D) if a Reset Date does not occur on the relevant Valuation Date, then the next Reset Date.

           (iv) EVENT OF DEFAULT, NOT POTENTIAL EVENT OF DEFAULT OR SPECIFIED CONDITION AND NEW PARAGRAPH 3(C)

                  A new Paragraph 3(c) of the Annex is added as follows:

                  "(c) JOINT RATINGS BELOW SPECIFIED LEVELS. If at any time the Joint Rating is lower than A-(S&P) and A-(Fitch) (or, in the case of no Credit Support Provider providing any credit support obligations, if the credit rating assigned to Party A's senior long term debt is lower than A-(S&P) and A-(Fitch) ) or the short term rating-equivalent of the Joint Rating is lower than A-1 (S&P) and F-1 (Fitch), then Party A and the Credit Support Provider must replace the Currency Swap Provider or take measures which are acceptable to the relevant rating agency at the time.

                  Paragraph 4(a)(i) and 4(a)(ii) of the Annex are amended by deleting the words "Potential Event of Default or Specified Condition" and "or Specified Condition" respectively.

                  Paragraph 6(c) of the Annex is amended by deleting the words "or an Affected Party with respect to a Specified Condition" on lines 3 and 4 and "or Specified Condition" on lines 5 and 6.

                  Paragraph 7(i) of the Annex is amended, on line 3, by replacing "two Local Business Days" with "three Local Business Days".

                  Paragraph 8(a)(1) and 8(a)(2) of the Annex are amended by deleting the words "or Specified Condition".

           (v)    PARTY B'S EXPENSES

                  Party A acknowledges that, pursuant to Section 17 of the Agreement, Party B will pay its own costs and expenses under Paragraph 10(a) from proceeds distributed as Trustee's expenses, in accordance with instructions from the Trustee.

           (vi)   GOVERNING LAW NOTWITHSTANDING

                  This Annex shall be governed by and construed in accordance with the laws of the state of New York without giving effect to choice of law doctrine and parties hereto agree that proceedings relating to any dispute arising out of or in connection with this Annex shall be subject to the non-exclusive jurisdiction of the federal or state courts of competent jurisdiction in the Borough of Manhattan in New York City, State of New York.

           (vii)  NO TRIAL BY JURY

                  Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Annex.

           (viii) NO POOLING OF COLLATERAL WITH OTHER SECURITY TRUST SECURITY

                  Notwithstanding any provision in any Trust Document (as defined in the Security Trust Deed), but without prejudice to Party B's rights under Paragraph 8(a) of this Annex, no party shall be entitled to deal with the Posted Collateral in any manner inconsistent with the rights of the Pledgor and the Credit Support Provider under Paragraphs 8(b)(iii) and 13(x) of this Annex, and each party covenants to the other that it shall not permit any other person to gain any rights in relation to the Posted Collateral that are inconsistent with the rights of the Pledgor and the Credit Support Provider.

           (ix)   CREDIT SUPPORT PROVIDER

                  For valuable consideration which is hereby acknowledged by the Credit Support Provider as having been received, the Credit Support Provider hereby unconditionally guarantees the obligations of Party A under this Annex, on the following terms:

                  (A) If Party A shall in any respect fail to perform its obligations as Pledgor under this Annex and the breach is not remedied within any applicable grace period set out in paragraph 7 of this Annex, the Credit Support Provider shall perform the obligations of Party A as Pledgor under and in accordance with this Annex;

                  (B) Subject to paragraph 13(m)(ix)(E) Party B must return to the Credit Support Provider any Posted Collateral which the Credit Support Provider has transferred to Party B pursuant to paragraph 13(m)(ix)(A), notwithstanding that any such Posted Collateral was transferred by the Credit Support Provider to Party B to secure the Obligations of Party A. The Credit Support Provider shall be the "Pledgor" for the purposes of Party B returning Posted Collateral in accordance with this sub-paragraph and the provisions in this Annex for the return of Posted Collateral shall otherwise apply for returns of Posted Collateral by Party B to the Credit Support Provider;

                  (C) The provisions of this paragraph 13(m)(ix) shall constitute irrevocable obligations of the Credit Support Provider until a notice of revocation is served by the Credit Support Provider on Party B. Such a notice shall not be served without the prior written consent of Party A and the Manager in consultation with the Designated Rating Agencies; and

                  (D) The Credit Support Provider shall not be discharged or released from its obligations under this Annex and this Agreement (including, without limitation, the obligations under Section 20) by any agreement, conduct, omission, breach or repudiation by Party A or Party B, or any other act, event or circumstance which but for this clause would or might operate as a matter of law to discharge, impair or otherwise affect any of the obligations of the Credit Support Provider under this Annex or this Agreement.

                  (E) If the Credit Support Provider transfers Eligible Collateral to Party B under paragraph 13(m)(ix)(A) (the "CSP POSTED COLLATERAL") and Transactions are terminated in accordance with Section 21 of the Other Agreement (as defined in Section 20 of this Agreement), then Party B will transfer the CSP Posted Collateral to Party A (or its Custodian). Party A (or its Custodian) shall hold CSP Posted Collateral as security for obligations owed by the Credit Support Provider to Party A in connection with any such terminated Transactions, including, without limitation, any mark to market amounts payable in respect thereof.

           (x)    PARTY A'S COLLATERAL AND THE CREDIT SUPPORT PROVIDER

                  (A) If Party A transfers Eligible Collateral to Party B under this Annex (the "Party A Posted Collateral") and then a Substitution Notice is given by the Credit Support Provider and the Replaced Transaction is terminated in accordance with section 21 of the Agreement, then Party B will transfer the Party A Posted Collateral to a Custodian as specified by Party A in accordance with paragraph (x)(B) below.

                  (B)    If a Substitution Notice is given in accordance with
                         section 21 of this Agreement, Party B shall transfer the Party A Posted Collateral (if any) to the Credit Support Provider (or its Custodian) as if the Credit Support Provider (or its Custodian) were the "Pledgor" for the purposes of returning Posted Collateral under paragraph 3(b), and otherwise in accordance with paragraph 3(b). Party B must transfer the Party A Posted Collateral on or by the Effective Date of the Substitute Transaction or the Equivalent-Other Transaction (as specified under section 21 of this Agreement).

                  (C) The Credit Support Provider (or its Custodian) shall hold the Party A Posted Collateral as security for obligations owed by Party A to the Credit Support Provider in connection with the terminated Transactions including without limitation any mark to market amounts payable in respect thereof.

                  (D) The Transfer of the Party A Posted Collateral by Party B in accordance with paragraph (x)(B) shall constitute performance by Party B of its obligations under paragraph 3(b) in respect of the

                         Party A Posted Collateral, and Party A's rights in respect of the Party A Posted Collateral under paragraph 8 (b)(iii) shall be deemed to be modified by the provisions of this paragraph 13(x).

[13 May 1999]

Westpac Securities Administration Limited in its capacity as trustee of the Series 1999-1G WST Trust Level 10, 130 Pitt Street Sydney

cc:      Westpac Securitisation Management Pty Limited
         Level 25, 60 Martin Place
         Sydney

         Westpac Banking Corporation
         255 Elizabeth Street
         Sydney

Dear Sir

CURRENCY SWAP TRANSACTIONS - SERIES 1999-1G WST TRUST
CLASS A MORTGAGE BACKED FLOATING RATE NOTES

The purpose of this letter is to confirm the terms and conditions of the swap transactions entered into between us on the Trade Dates specified below (the "TRANSACTIONS"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated [10 May 1999], as amended and supplemented from time to time (the "AGREEMENT") between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Without limitation, Section 21 of the Agreement shall apply to this Confirmation and the Transactions under it, as further specified below.

2. Terms defined in the Conditions dated [10 May 1999] in respect of the issue of US$[XXX] in Class A Mortgage-Backed Floating Rate Notes due 2030 have the same meanings when used in this Confirmation.

3. The terms of the particular Transaction to which this Confirmation relate are as specified in the Annexures 1, 2 and 3 to this Confirmation, in respect of Class A Notes, Class A Notes - "Substitute Transaction" and Class A Notes - "Equivalent-Other Transaction" respectively.

4. For the purposes of this Confirmation, Morgan Guaranty Trust Company of New York, London Office, is known as "MORGAN", Westpac Securities Administration Limited in its capacity as trustee of the Series 1999-1G WST Trust is known as "TRUSTEE", Westpac Securitisation Management Pty Limited is known as "MANAGER" and Westpac Banking Corporation is known as "CREDIT SUPPORT PROVIDER".

5.       Account Details

Payments to Morgan:                to be advised

Payments to Trustee:       to be advised

6.       Offices

         (a) The Office of Morgan for the Swap Transactions is LONDON; and
         (b) The Office of the Trustee for the Swap Transactions is SYDNEY.

                                     Yours sincerely,


                                     MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                     By:
                                     Name:
                                     Title:

         Confirmed as of the date above first written:

         WESTPAC SECURITIES ADMINISTRATION LIMITED(ACN 000 049 472) in its capacity as trustee of the Series 1999-1G WST Trust


         By:______________________________
         Name:
         Title:

         WESTPAC SECURITISATION MANAGEMENT PTY LIMITED (ACN 081 709 211) in its capacity as Trust Manager


         By:______________________________
         Name:
         Title:

         WESTPAC BANKING CORPORATION (ARBN 007 457 141) in its capacity as Credit Support Provider to Morgan

         By:______________________________
         Name:
         Title:

                           ANNEXURE 1 - CLASS A NOTES


Morgan Deal Number

Trade Date:                   [13 May 1999]

Effective Date:               Closing Date

Termination Date:             Final Maturity Date (adjusted in accordance with
                              the [Modified] Following Business Day Convention)

FLOATING INTEREST AMOUNTS

FLOATING AMOUNTS PAYABLE BY MORGAN:

These Floating Amounts are payable by Morgan unless there is, on any Floating Rate Payer Payment Date, any reduction in Class A Interest resulting from a reduction in A$ Class A Interest Amount pursuant to clause 6.17(a)(ii)(A) of the Series Notice (as specified in a notice to Morgan by the Determination Time), in which case the Floating Amount shall be reduced by the same proportion as the reduction in the A$ Class A Interest Amount.


Floating Rate Payer:                                  Morgan

Notional Amount:                                      An  amount  equal to  fifty  (50)  percent  of the
                                                      total  Invested  Amount of all Class A Notes as at
                                                      the first  day of the  Interest  Period  ending on
                                                      but  excluding  the relevant  Floating  Rate Payer
                                                      Payment Date

Floating Rate Payer Payment Dates:                    Each  Payment  Date up  toand  including  the last
                                                      Payment Date prior to the Maturity  Date,  and the
                                                      Termination Date

Floating Rate Option:                                 USD-LIBOR-BBA

Designated Maturity:                                  Three months

Spread:                                               Plus [0.XXXX] percent


Floating Rate Day Count Fraction:                     Actual/360

Reset Dates:                                          The first day of each Interest Period

Compounding:                                          Inapplicable

FLOATING AMOUNTS PAYABLE BY THE TRUSTEE:

These Floating Amounts are payable by the Trustee unless there is, on any Floating Rate Payer Payment Date, any reduction in A$ Class A Interest Amount pursuant to clause 6.17(a)(ii)(A) of the Series Notice (as specified in a notice by the Trustee or Trust Manager to Morgan by the Determination Time), in which case, instead of the Floating Amount, the Trustee shall pay an amount equal to the lesser A$ amount specified in that notice on that Floating Rate Payer Payment Date.


Floating Rate Payer:                                  Trustee

Notional Amount:                                      An amount  equal to fifty  (50)  percent of the A$
                                                      Equivalent  (applying  USD  0.XXXXXX) of the total
                                                      Invested  Amount  of all  Class A  Notes as at the
                                                      first  day of the  Interest  Period  ending on but
                                                      excluding   the  relevant   Floating   Rate  Payer
                                                      Payment Date

Floating Rate Payer Payment Dates:                    Each  Payment  Date up to and  including  the last
                                                      Payment Date prior to the Maturity  Date,  and the
                                                      Termination Date

Floating Rate Option:                                 AUD-BBR-BBSW

Designated Maturity:                                  90 days

Spread:                                               Plus 0.XXXX percent

Floating Rate Day Count Fraction:                     Actual/365 (Fixed)

Reset Dates:                                          The first day of each Interest Period

Compounding:                                          Inapplicable

EXCHANGES


INITIAL EXCHANGE:

Initial Exchange Date:                                Closing Date

Morgan Pays Initial Exchange:                         An  amount  equal to  fifty  (50)  percent  of the
                                                      total  Class  A  Initial  Invested  Amount  of all
                                                      Class A Notes on the Closing  Date  divided by the
                                                      exchange rate of USD 0.XXXXXX
                                                      being (AUD [XXX])

Trustee Pays Initial Exchange:                        An  amount  equal to  fifty  (50)  percent  of the
                                                      total of the  Class A Initial  Invested  Amount of
                                                      all of the  Class  A  Notes  on the  Closing  Date
                                                      being USD [XXX]

INSTALMENT EXCHANGE

Instalment Exchange Date                              Each  Payment  Date (other  than a Final  Exchange
                                                      Date)

Morgan Pays Instalment Exchange:                      An  amount  equal to  fifty  (50)  percent  of the
                                                      Class A  Principal  Payment  paid on the  relevant
                                                      Instalment  Exchange  Date  towards a reduction of
                                                      the  Principal   Amount  of  Class  A  Notes,   as
                                                      calculated by multiplying  the Trustee  Instalment
                                                      Exchange   Payment  on  the  relevant   Instalment
                                                      Exchange Date by the exchange rate of USD 0.XXXXXX

Trustee Pays Instalment Exchange:                     An  amount  equal to  fifty  (50)  percent  of the
                                                      amount  expressed  under clause 6.14, 6.15 or 6.16
                                                      (as  applicable)  of the  Series  Notice  as being
                                                      payable under a  Confirmation  relating to Class A
                                                      Notes  plus  any  amount   payable   under  clause
                                                      6.11(a)(ii)(C)  of the  Series  Notice  (together,
                                                      the  "TRUSTEE  INSTALMENT  EXCHANGE  PAYMENT")  as
                                                      specified in the notice  issued by the Trustee (or
                                                      the Trust Manager) to Morgan by the  Determination
                                                      Time in respect of that Instalment Exchange Date


FINAL EXCHANGE:

Final Exchange Date:                                  The earlier of the  Termination  Date and the Date
                                                      of the 10%  Clean Up under  clause  8.9(d)  of the
                                                      Master Trust Deed as amended by the Series  Notice
                                                      and the  date  of  redemption  of all the  Class A
                                                      Notes for taxation or other  reasons,  adjusted in
                                                      accordance with the [Modified]  Following Business
                                                      Day Convention

Morgan Pays Final Exchange:                           An  amount  equal to  fifty  (50)  percent  of the
                                                      aggregate  Final  Exchange  payable by the Trustee
                                                      under  this   Confirmation,   multiplied   by  the
                                                      exchange rate of USD 0. XXXXXX

Trustee Pays Final Exchange:                          An  amount  equal to  fifty  (50)  percent  of the
                                                      aggregate  amount  expressed  under  clause  6.14,
                                                      6.15 or 6.16 (as  applicable) of the Series Notice
                                                      as being payable under a Confirmation  relating to
                                                      Class  A  Notes  plus  any  amount  payable  under
                                                      clause  6.11(a)(ii)(C)  of the  Series  Notice  as
                                                      specified in the Notice  issued by the Trustee (or
                                                      the Trust Manager) to Morgan by the  Determination
                                                      Time in respect of that Final Exchange Date

Business Day Locations for Trustee:                   Sydney

Business Day Locations for Morgan:                    New York, London

Payments will be:                                     Gross

                                    GLOSSARY


1.  Terms defined in the Series Notice:

A$ Equivalent                                         Invested Amount
Class A Initial Invested Amount                       Maturity Date
Class A Notes                                         Payment Date
Closing Date                                          Principal Payment
Interest Period                                       Trust Manager





2. Terms defined in the Agreement (including 1991 ISDA Definitions) are:

Actual/360
Actual/365 (Fixed)
AUD-BBR-BBSW
[Modified] Following Business Day Convention
Replaced Transaction
USD-LIBOR-BBA


3. Terms defined in this Confirmation:

Agreement
Trustee
"Determination  Time" means 5.00 pm Sydney time 4 Sydney
Business Days prior to the relevant Payment Date or other applicable exchange date. Morgan

                       CREDIT SUPPORT PROVIDER PROVISIONS

This Transaction shall be capable of being specified as a Replaced Transaction in accordance with Section 21 of the Agreement. Those provisions shall apply as further specified below.

1.       Definitions for Credit Events

         "CALCULATION AGENT" means the Credit Support Provider or such other party designated as such for the Transaction. The Calculation Agent's calculations and determinations shall be made in good faith, in a commercially reasonable manner and be binding in the absence of manifest error;

         "INITIAL PRICE" means, with respect to any Reference Obligation, the percentage listed with respect thereto in the definition of Reference Obligation herein as the Initial Price;

         "INTEREST RATE ADJUSTMENT AMOUNT" means, with respect to any Reference Obligation, the difference between (i) the Mark to Market Value and
         (ii) 100% minus the Initial Price;

         "MARK TO MARKET RATE" means the Mark to Market Rate specified in respect of the Reference Obligation;

         "MARK TO MARKET VALUE" means, in the determination of the Calculation Agent, with respect to any Reference Obligation, on any day, the mark to market value payable on that day (expressed as a percentage of the notional amount thereof), of a hypothetical interest rate swap commencing on the Effective Date between a hypothetical party ("Party X") and a counterparty with the highest long term senior debt rating of each Rating Agency, which swap has a notional amount equal to US$100,000,000 and under which Party X (i) receives the Mark to Market Rate plus the Initial Spread and (ii) pays a fixed interest amount equal in amount and timing to the coupons on the Reference Obligation (except a notional amount of $100,000,000 shall be applied). If, under such swap, Party X would be due to pay such mark to market value, Mark to Market Value will be negative and, if Party X would be due to receive such mark to market value, the Mark to Market Value will be positive.

         "MARKET VALUE" means, in accordance with the Quotation Method, the percentage equal to the arithmetic mean of quotations (exclusive of accrued but unpaid interest and expressed as a percentage) obtained from Dealers with respect to a Valuation Date in the manner provided below. In obtaining such price quotations from Dealers, the Calculation Agent will request each Dealer to provide firm bid and offer quotations for an aggregate amount of the Reference Obligation equal to the Quotation Amount to the extent reasonably practicable as of the Valuation Time on such Valuation Date. If more than three quotations are provided on such date, the Market Value shall be the arithmetic mean of such quotations without regard to the quotations having the highest and lowest values. If exactly three quotations are provided, the Market Value shall be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If exactly two quotations are provided, the Market Value shall be the arithmetic mean of such quotations. If fewer than two quotations are provided, then the Market Value shall be an amount as determined by the Calculation Agent on the next Business Day on which at least two quotations are provided by Dealers. If the Calculation Agent is unable to calculate the Market Value prior to the fifth Business Day following the applicable Valuation Date, then the Calculation Agent shall determine the Market Value for such Valuation Date in its reasonable discretion;

         "PRICE DECLINE REQUIREMENT" means the product of 1.5% and the modified duration of the Reference Obligation at the time of calculation;

         "QUOTATION METHOD":

                  Mid-market means that only the arithmetic mean of the bid and offer quotations provided by Dealers that have provided both bid and offer quotations shall be used in the calculation of Market Value;

         "REFERENCE OBLIGATION" means the obligation(s) as follows:


         Issuer/Borrower:               Morgan Guaranty Trust Company of New York
         Maturity:                      [Specify]
                                            X
         Coupon:                        XX%
         CUSIP/ISIN:                    CUSIP TT X/ ISIN XS X
         Original Issue Amount:         USDXXX
         Initial Price:                 X%
                                         X
         Initial Spread:                XX% U.S.Treasury Notes due XX/XX/XXXX plus X%;
                                                              X
         Mark to Market Rate            Yield to maturity of XX% U.S.Treasury Notes due XX/XX/XXXX

         CHANGES WITH RESPECT TO ANY REFERENCE OBLIGATION. In the event that the aggregate outstanding principal amount of any Reference Obligation has, in the opinion of the Calculation Agent, been materially reduced by redemption or otherwise (other than due to any regularly scheduled amortization or prepayments), then the Calculation Agent, after consultation with the parties, shall identify a substitute obligation which ranks equal in priority of payment with such Reference Obligation and is issued or guaranteed (as to both principal and interest) by the same issuer and/or guarantor to replace the Reference Obligation. Upon notice to the parties of a substitute obligation having been identified by the Calculation Agent, such substitute obligation shall without further action replace the Reference Obligation.

         "SPECIFIED INDEBTEDNESS" means any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of money borrowed or raised or under any finance lease, redeemable preference share, letter of credit, futures contract, guarantee, indemnity or a transaction of a type described in the last 6 lines of the definition of Specified Transaction.

         "THRESHOLD AMOUNT" means US$50,000,000

         "VALUATION TIME" means 10.00am New York Time

2.       The parties acknowledge that on the Effective Date of the Substitute

         Transaction or the Equivalent Transaction, Party A shall pay to the Credit Support Provider (in the case of the Substitute Transaction) or to the new Currency Swap Provider (in the case of the Equivalent Transaction) the amount equal to the amount (if a positive number) that hypothetically would have been payable by Party A to Party B under
         Section 6(e)(i)(3) if:

         (a) the Transaction had been terminated;

         (b) an Early Termination Date had occurred on the Effective Date;
         and

         (c) Section 21 had not applied in respect of the Transaction.

         Any such amount shall be payable by Party A to, as the case may be, either the Credit Support Provider in accordance with the provisions of the side agreement between them dated on or about the Trade Date of this Transaction (in the case of the Substitute Transaction), or the New Currency Swap Provider in accordance with the relevant Master Agreement between Party A and the New Currency Swap Provider (in the case of the Equivalent Transaction).

                  ANNEXURE 2 - CLASS A NOTES - "SUBSTITUTE TRANSACTION"


Morgan Deal Number

Trade Date:                                           [13 May 1999]

Effective Date:                                       The Effective Date
                                                      shall be the date
                                                      specified in a
                                                      Substitution Notice given
                                                      by Morgan as Credit
                                                      Support Provider under and
                                                      in accordance with Section
                                                      21 of the Other Agreement.

                                                      The Effective Date shall
                                                      not occur if the
                                                      conditions in respect of
                                                      the Substitution Notice
                                                      have not been satisfied in
                                                      full in accordance with
                                                      the Other Agreement.

Termination Date:                                     Final Maturity Date
                                                      (adjusted in accordance
                                                      with the [Modified]
                                                      Following Business Day
                                                      Convention)

FLOATING INTEREST AMOUNTS

FLOATING AMOUNTS PAYABLE BY MORGAN:

These Floating Amounts are payable by Morgan unless there is, on any Floating Rate Payer Payment Date, any reduction in Class A Interest resulting from a reduction in A$ Class A Interest Amount pursuant to clause 6.17(a)(ii)(A) of the Series Notice (as specified in a notice to Morgan by the Determination Time), in which case the Floating Amount shall be reduced by the same proportion as the reduction in the A$ Class A Interest Amount.

Floating Rate Payer:                                  Morgan

Notional Amount:                                      An amount  equal to the total  Invested  Amount of
                                                      all Class A Notes as at
                                                      the first day of the
                                                      Interest Period ending on
                                                      but excluding the relevant
                                                      Floating Rate Payer
                                                      Payment Date

Floating Rate Payer Payment Dates:                    Each Payment Date on or after the  Effective  Date
                                                      up toand  including the last Payment Date prior to
                                                      the Maturity Date, and the Termination Date

Floating Rate Option:                                 USD-LIBOR-BBA

Designated Maturity:                                  Three months

Spread:                                               Plus 0.XXXX percent


Floating Rate Day Count Fraction:                     Actual/360

Reset Dates:                                          The first day of each Interest Period

Compounding:                                          Inapplicable

FLOATING AMOUNTS PAYABLE BY THE TRUSTEE:

These Floating Amounts are payable by the Trustee unless there is, on any Floating Rate Payer Payment Date, any reduction in A$ Class A Interest Amount pursuant to clause 6.17(a)(ii)(A) of the Series Notice (as specified in a notice by the Trustee or the Trust Manager to Morgan by the Determination Time), in which case, instead of the Floating Amount, the Trustee shall pay an amount equal to the lesser A$ amount specified in that notice on that Floating Rate Payer Payment Date.


Floating Rate Payer:                                  Trustee

Notional Amount:                                      An  amount  equal to the A$  Equivalent  (applying
                                                      USD 0.XXXXXX) of the total Invested  Amount of all
                                                      Class A  Notes as at the first day of the Interest
                                                      Period   ending  on  but  excluding  the  relevant
                                                      Floating Rate Payer Payment Date

Floating Rate Payer Payment Dates:                    Each Payment Date on or after the  Effective  Date
                                                      up to and  including  the last  Payment Date prior
                                                      to the Maturity Date, and the Termination Date

Floating Rate Option:                                 AUD-BBR-BBSW

Designated Maturity:                                  90 days

Spread:                                               Plus 0.XXXX percent

Floating Rate Day Count Fraction:                     Actual/365 (Fixed)

Reset Dates:                                          The first day of each Interest Period

Compounding:                                          Inapplicable

EXCHANGES

INSTALMENT EXCHANGE


Instalment Exchange Date                              Each Payment Date on or after the  Effective  Date
                                                      (other than a Final Exchange Date)

Morgan Pays Instalment Exchange:                      An amount  equal to the Class A Principal  Payment
                                                      paid  on the  relevant  Instalment  Exchange  Date
                                                      towards a  reduction  of the  Principal  Amount of
                                                      Class A Notes,  as calculated by  multiplying  the
                                                      Trustee   Instalment   Exchange   Payment  on  the
                                                      relevant  Instalment Exchange Date by the exchange
                                                      rate of USD 0.XXXXXX

Trustee Pays Instalment Exchange:                     An  amount  equal to the  amount  expressed  under
                                                      clause 6.14,  6.15 or 6.16 (as  applicable) of the
                                                      Series   Notice   as   being   payable   under   a
                                                      Confirmation  relating  to Class A Notes  plus any
                                                      amount payable under clause  6.11(a)(ii)(C) of the
                                                      Series Notice (together,  the "Trustee  Instalment
                                                      Exchange  Payment")  as  specified  in the  notice
                                                      issued by the  Trustee  (or the Trust  Manager) to
                                                      Morgan by the  Determination  Time in  respect  of
                                                      that Instalment Exchange Date

FINAL EXCHANGE:

Final Exchange Date:                                  The earlier of the  Termination  Date and the Date
                                                      of the 10%  Clean Up under  clause  8.9(d)  of the
                                                      Master Trust Deed as amended by the Series  Notice
                                                      and the  date  of  redemption  of all the  Class A
                                                      Notes for taxation or other  reasons,  adjusted in
                                                      accordance with the [Modified]  Following Business
                                                      Day Convention

Morgan Pays Final Exchange:                           An amount equal to the  aggregate  Final  Exchange
                                                      payable by the  Trustee  under this  Confirmation,
                                                      multiplied by the exchange rate of USD 0.XXXXXX


Trustee Pays Final Exchange:                          An amount equal to the aggregate  amount expressed
                                                      under  clause 6.14,  6.15 or 6.16 (as  applicable)
                                                      of the  Series  Notice  as being  payable  under a
                                                      Confirmation  relating  to Class A Notes  plus any
                                                      amount payable under clause  6.11(a)(ii)(C) of the
                                                      Series  Notice as specified  in the Notice  issued
                                                      by the  Trustee  (or the Trust  Manager) to Morgan
                                                      by the  Determination  Time  in  respect  of  that
                                                      Final Exchange Date

Business Day Locations for Trustee:                   Sydney

Business Day Locations for Morgan:                    New York, London

Payments will be:                                     Gross

                                    GLOSSARY


1.  Terms defined in the Series Notice:

A$ Equivalent                                         Invested Amount
Class A Initial Invested Amount                       Maturity Date
Class A Notes                                         Payment Date
Closing Date                                          Principal Payment
Interest Period                                       Trust Manager





2. Terms defined in the Agreement (including 1991 ISDA Definitions) are:

Actual/360
Actual/365 (Fixed)
AUD-BBR-BBSW
[Modified] Following Business Day Convention
Other Agreement. For the avoidance of doubt, the Other Agreement is the agreement between Westpac Banking Corporation as Party A, the Trustee as Party B, Morgan as the Credit Support Provider to Party A and the Manager, dated on or about the date of the Agreement, on the same material terms as the Agreement.
Substitution Notice
USD-LIBOR-BBA

3. Terms defined in this Confirmation:

Agreement
Trustee
"Determination  Time" means 5.00 pm Sydney time 4 Sydney
Business Days prior to the relevant Payment Date or other applicable exchange date.
Morgan

             ANNEXURE 3 - CLASS A NOTES -"EQUIVALENT-OTHER TRANSACTION"


Morgan Deal Number

Trade Date:                                           [13 May 1999]

Effective Date:                                       The Effective Date
                                                      shall be the date
                                                      specified in a
                                                      Substitution Notice given
                                                      by Morgan as Credit
                                                      Support Provider under and
                                                      in accordance with Section
                                                      21 of the Other Agreement.

                                                      The Effective Date shall
                                                      not occur if the
                                                      conditions in respect of
                                                      the Substitution Notice
                                                      have not been satisfied in
                                                      full in accordance with
                                                      the Other Agreement.

Termination Date:                                     Final Maturity Date
                                                      (adjusted in accordance
                                                      with the [Modified]
                                                      Following Business Day
                                                      Convention)

FLOATING INTEREST AMOUNTS

FLOATING AMOUNTS PAYABLE BY MORGAN:

These Floating Amounts are payable by Morgan unless there is, on any Floating Rate Payer Payment Date, any reduction in Class A Interest resulting from a reduction in A$ Class A Interest Amount pursuant to clause 6.17(a)(ii)(A) of the Series Notice (as specified in a notice to Morgan by the Determination Time), in which case the Floating Amount shall be reduced by the same proportion as the reduction in the A$ Class A Interest Amount.


Floating Rate Payer:                                  Morgan

Notional Amount:                                      An  amount  equal to  fifty  (50)  percent  of the
                                                      total  Invested  Amount of all Class A Notes as at
                                                      the first  day of the  Interest  Period  ending on
                                                      but  excluding  the relevant  Floating  Rate Payer
                                                      Payment Date

Floating Rate Payer Payment Dates:                    Each Payment Date on or after the  Effective  Date
                                                      up toand  including the last Payment Date prior to
                                                      Maturity Date, and the Termination Date

Floating Rate Option:                                 USD-LIBOR-BBA


                                       Page 1

Designated Maturity:                                  Three months

Spread:                                               Plus O.XXXX percent


Floating Rate Day Count Fraction:                     Actual/360

Reset Dates:                                          The first day of each Interest Period

Compounding:                                          Inapplicable

FLOATING AMOUNTS PAYABLE BY THE TRUSTEE:

These Floating Amounts are payable by the Trustee unless there is, on any Floating Rate Payer Payment Date, any reduction in A$ Class A Interest Amount pursuant to clause 6.17(a)(ii)(A) of the Series Notice (as specified in a notice by the Trustee or Trust Manager to Morgan by the Determination Time), in which case, instead of the Floating Amount, the Trustee shall pay an amount equal to the lesser A$ amount specified in that notice on that Floating Rate Payer Payment Date.


Floating Rate Payer:                                  Trustee

Notional Amount:                                      An amount  equal to fifty  (50)  percent of the A$
                                                      Equivalent  (applying  USD  0.XXXXXX) of the total
                                                      Invested  Amount  of all  Class A  Notes as at the
                                                      first  day of the  Interest  Period  ending on but
                                                      excluding   the  relevant   Floating   Rate  Payer
                                                      Payment Date

Floating Rate Payer Payment Dates:                    Each Payment Date on or after the  Effective  Date
                                                      up to and  including  the last  Payment Date prior
                                                      to the Maturity Date, and the Termination Date

Floating Rate Option:                                 AUD-BBR-BBSW

Designated Maturity:                                  90 days

Spread:                                               Plus 0.XXXX percent

Floating Rate Day Count Fraction:                     Actual/365 (Fixed)

Reset Dates:                                          The first day of each Interest Period

Compounding:                                          Inapplicable

EXCHANGES

Instalment Exchange


Instalment Exchange Date                              Each Payment Date on or after the  Effective  Date
                                                      (other than a Final Exchange Date)

Morgan Pays Instalment Exchange:                      An  amount  equal to  fifty  (50)  percent  of the
                                                      Class A  Principal  Payment  paid on the  relevant
                                                      Instalment  Exchange  Date  towards a reduction of
                                                      the  Principal   Amount  of  Class  A  Notes,   as
                                                      calculated by multiplying  the Trustee  Instalment
                                                      Exchange   Payment  on  the  relevant   Instalment
                                                      Exchange Date by the exchange rate of USD 0.XXXXXX

Trustee Pays Instalment Exchange:                     An  amount  equal to  fifty  (50)  percent  of the
                                                      amount  expressed  under clause 6.14, 6.15 or 6.16
                                                      (as  applicable)  of the  Series  Notice  as being
                                                      payable under a  Confirmation  relating to Class A
                                                      Notes  plus  any  amount   payable   under  clause
                                                      6.11(a)(ii)(C)  of the  Series  Notice  (together,
                                                      the  "Trustee  Instalment  Exchange  Payment")  as
                                                      specified in the notice  issued by the Trustee (or
                                                      the Trust Manager) to Morgan by the  Determination
                                                      Time in respect of that Instalment Exchange Date


FINAL EXCHANGE:

Final Exchange Date:                                  The earlier of the  Termination  Date and the Date
                                                      of the 10%  Clean Up under  clause  8.9(d)  of the
                                                      Master Trust Deed as amended by the Series  Notice
                                                      and the  date  of  redemption  of all the  Class A
                                                      Notes for taxation or other  reasons,  adjusted in
                                                      accordance with the [Modified]  Following Business
                                                      Day Convention

Morgan Pays Final Exchange:                           An  amount  equal to  fifty  (50)  percent  of the
                                                      aggregate  Final  Exchange  payable by the Trustee
                                                      under  this   Confirmation,   multiplied   by  the
                                                      exchange rate of USD 0.XXXXXX

Trustee Pays Final Exchange:                          An  amount  equal to  fifty  (50)  percent  of the
                                                      aggregate  amount  expressed  under  clause  6.14,
                                                      6.15 or 6.16 (as  applicable) of the Series Notice
                                                      as being payable under a Confirmation  relating to
                                                      Class  A  Notes  plus  any  amount  payable  under
                                                      clause  6.11(a)(ii)(C)  of the  Series  Notice  as
                                                      specified in the Notice  issued by the Trustee (or
                                                      the Trust Manager) to Morgan by the  Determination
                                                      Time in respect of that Final Exchange Date

Business Day Locations for Trustee:                   Sydney

Business Day Locations for Morgan:                    New York, London

Payments will be:                                     Gross

                                    GLOSSARY


1.  Terms defined in the Series Notice:

A$ Equivalent                                         Invested Amount
Class A Initial Invested Amount                       Maturity Date
Class A Notes                                         Payment Date
Closing Date                                          Principal Payment
Interest Period                                       Trust Manager





2. Terms defined in the Agreement (including 1991 ISDA Definitions) are:

Actual/360
Actual/365 (Fixed)
AUD-BBR-BBSW
[Modified]  Following  Business Day Convention
Other Agreement.  For the avoidance of doubt, the Other
Agreement is the agreement between Westpac Banking Corporation as Party A, the Trustee as Party B, Morgan as the Credit Support Provider to Party A and the Manager, dated on or about the date of the Agreement, on the same material terms as the Agreement.
Replaced Transaction
USD-LIBOR-BBA

3. Terms defined in this Confirmation:

Agreement
Trustee
"Determination  Time" means 5.00 pm Sydney time 4 Sydney
Business Days prior to the relevant Payment Date or other applicable exchange date.
Morgan

                       CREDIT SUPPORT PROVIDER PROVISIONS

Each Transaction under this Confirmation shall be capable of being specified as a Replaced Transaction in accordance with the provisions of Section 21 of the Agreement. Those provisions shall apply as further specified below.

1.       Definitions for Credit Events

"CALCULATION AGENT" means the Credit Support Provider or such other party designated as such for the Transaction. The Calculation Agent's calculations and determinations shall be made in good faith, in a commercially reasonable manner and be binding in the absence of manifest error;

"INITIAL PRICE" means, with respect to any Reference Obligation, the percentage listed with respect thereto in the definition of Reference Obligation herein as the Initial Price;

"INTEREST RATE ADJUSTMENT AMOUNT" means, with respect to any Reference Obligation, the difference between (i) the Mark to Market Value and (ii) 100% minus the Initial Price;

"MARK TO MARKET RATE" means the Mark to Market Rate specified in respect of the Reference Obligation;

"MARK TO MARKET VALUE" means, in the determination of the Calculation Agent, with respect to any Reference Obligation, on any day, the mark to market value payable on that day (expressed as a percentage of the notional amount thereof), of a hypothetical interest rate swap commencing on the Effective Date between a hypothetical party ("Party X") and a counterparty with the highest long term senior debt rating of each Rating Agency, which swap has a notional amount equal to US$100,000,000 and under which Party X (i) receives the Mark to Market Rate plus the Initial Spread and (ii) pays a fixed interest amount equal in amount and timing to the coupons on the Reference Obligation (except a notional amount of $100,000,000 shall be applied). If, under such swap, Party X would be due to pay such mark to market value, Mark to Market Value will be negative and, if Party X would be due to receive such mark to market value, the Mark to Market Value will be positive.

"MARKET VALUE" means, in accordance with the Quotation Method, the percentage equal to the arithmetic mean of quotations (exclusive of accrued but unpaid interest and expressed as a percentage) obtained from Dealers with respect to a Valuation Date in the manner provided below. In obtaining such price quotations from Dealers, the Calculation Agent will request each Dealer to provide firm bid and offer quotations for an aggregate amount of the Reference Obligation equal to the Quotation Amount to the extent reasonably practicable as of the Valuation Time on such Valuation Date. If more than three quotations are provided on such date, the Market Value shall be the arithmetic mean of such quotations without regard to the quotations having the highest and lowest values. If exactly three quotations are provided, the Market Value shall be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If exactly two quotations are provided, the Market Value shall be the arithmetic mean of such quotations. If fewer than two quotations are provided, then the Market Value shall be an amount as determined by the Calculation Agent on the next Business Day on which at least two quotations are provided by Dealers. If the Calculation Agent is unable to calculate the Market Value prior to the fifth Business Day following the applicable Valuation Date, then the Calculation Agent shall determine the Market Value for such Valuation Date in its reasonable discretion;

"PRICE DECLINE REQUIREMENT" means the product of 1.5% and the modified duration of the Reference Obligation at the time of calculation;

"QUOTATION METHOD":

Mid-market means that only the arithmetic mean of the bid and offer quotations provided by Dealers that have provided both bid and offer quotations shall be used in the calculation of Market Value;

"REFERENCE OBLIGATION" means the obligation(s) as follows:

Issuer/Borrower:        Morgan Guaranty Trust Company of New York
Maturity:               [Specify]
                            X
Coupon:                 XX%
CUSIP/ISIN:             CUSIP TT XX/ ISIN XS XX
Original Issue Amount:  USDXX
Initial Price:          X%
                         X
Initial Spread:         X[OBJECT OMITTED]% U.S.Treasury Notes due XX/XX/XXXX plus X%;
                                              X
Mark to Market Rate     Yield to maturity of XX% U.S.Treasury Notes due XX/XX/XXXX

Changes with respect to any Reference Obligation. In the event that the aggregate outstanding principal amount of any Reference Obligation has, in the opinion of the Calculation Agent, been materially reduced by redemption or otherwise (other than due to any regularly scheduled amortization or prepayments), then the Calculation Agent, after consultation with the parties, shall identify a substitute obligation which ranks equal in priority of payment with such Reference Obligation and is issued or guaranteed (as to both principal and interest) by the same issuer and/or guarantor to replace the Reference Obligation. Upon notice to the parties of a substitute obligation having been identified by the Calculation Agent, such substitute obligation shall without further action replace the Reference Obligation.

"SPECIFIED INDEBTEDNESS" means any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of money borrowed or raised or under any finance lease, redeemable preference share, letter of credit, futures contract, guarantee, indemnity or a transaction of a type described in the last 6 lines of the definition of Specified Transaction.

"THRESHOLD AMOUNT" means US$50,000,000

"VALUATION TIME" means 10.00am New York Time

2. The parties acknowledge that on the Effective Date of the Substitute Transaction or the Equivalent Transaction, Party A shall pay to the Credit Support Provider (in the case of the Substitute Transaction) or to the new Currency Swap Provider (in the case of the Equivalent Transaction) the amount equal to the amount (if a positive number) that hypothetically would have been payable by Party A to Party B under Section 6(e)(i)(3) if:

(a) the Transaction had been terminated;

(b) an Early Termination Date had occurred on the Effective Date; and

(c) Section 21 had not applied in respect of the Transaction.

Any such amount shall be payable by Party A to, as the case may be, either the Credit Support Provider in accordance with the provisions of the side agreement between them dated on or about the Trade Date of this Transaction (in the case of the Substitute Transaction), or the New Currency Swap Provider in accordance with the relevant Master Agreement between Party A and the New Currency Swap Provider (in the case of the Equivalent Transaction).

                     ACCESSION BY NEW CURRENCY SWAP PROVIDER


As specified in the Substitution Notice given by Morgan under the Other Agreement, we agree to be the Credit Support Provider in relation to Morgan as governed by the terms of the Agreement, in respect of the Transaction specified by this Annexure 3, and we agree that all references in the Agreement and this Transaction to "Credit Support Provider" shall be to us, and for consideration which we acknowledge as having been received, we hereby agree to assume all the rights and obligations as Credit Support Provider as and from the Effective Date of this Transaction. The Agreement is attached as annexure A to this Accession and the confirmation for the Transaction is attached as annexure B to this Accession.


        Agreed and accepted as the new Credit Support Provider:

                                     By:
                                     Name:
                                     Title:

Agreed and confirmed as of the Effective Date of the Transaction specified in this Annexure 3:


WESTPAC SECURITIES ADMINISTRATION LIMITED(ACN 000 049 472) in its capacity as Party B


By:______________________________
Name:
Title:

WESTPAC SECURITISATION MANAGEMENT PTY LIMITED (ACN 081 709 211) in its capacity as Trust Manager


By:______________________________
Name:
Title:


MORGAN GUARANTY TRUST COMPANY OF NEW YORK in its capacity as Party A


By:______________________________
Name:
Title: